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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12
PEOPLES ENERGY CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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                      Notice of Annual Meeting of Shareholders
                      and Proxy Statement

                      February 27, 2004 at 11:00 a.m.
                      Harris Trust and Savings Bank
                      Eighth Floor - Auditorium
                      115 S. LaSalle Street
                      Chicago, Illinois

PEOPLES ENERGY CORPORATION • 130 East Randolph Drive • Chicago, Illinois 60601

THOMAS M. PATRICK
Chairman of the Board

January 6, 2004

Dear Shareholder:

        You are cordially invited to attend the Annual Meeting of Shareholders of Peoples Energy Corporation, to be held on Friday, February 27, 2004. The meeting will begin at 11:00 a.m. in the auditorium on the eighth floor of Harris Trust and Savings Bank, located at 115 S. LaSalle Street, Chicago, Illinois.

        It is important that your shares be represented at this meeting. Therefore, whether or not you plan to attend, please sign the enclosed proxy and return it promptly in the envelope provided. If you attend the meeting, you may, at your discretion, withdraw your proxy and vote in person.

        If you plan to attend the meeting, please save the admission ticket that is attached to your proxy and present it at the door.

        Let me again urge you to return your proxy at your earliest convenience.

Sincerely,

Chairman of the Board

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

February 27, 2004

        The regular Annual Meeting of Shareholders of PEOPLES ENERGY CORPORATION will be held in the auditorium on the eighth floor of Harris Trust and Savings Bank, located at 115 S. LaSalle Street, Chicago, Illinois, at 11:00 a.m. on Friday, February 27, 2004, for the following purposes:

  1.
  To elect directors of Peoples Energy Corporation.

  2.
  To approve the 2004 Incentive Compensation Plan.

  3.
  To act upon such other matters as may properly come before the meeting.

        All shareholders, whether or not they expect to be present at the meeting, are requested to sign, date, and mail the accompanying proxy in the envelope enclosed with this Notice. Shareholders who are present at the meeting may withdraw their proxies and vote in person.

        If you plan to attend the meeting, please save the admission ticket that is attached to your proxy and present it at the door. Attendance at the meeting will be limited to shareholders of record as of the record date and their guests or their authorized representatives, not to exceed two per shareholder, and to guests of the Company.

        Shareholders of record as of December 31, 2003, will be entitled to vote at the meeting and at any adjournment thereof.

PETER KAUFFMAN Secretary
Chicago, Illinois January 6, 2004

PEOPLES ENERGY CORPORATION • 130 East Randolph Drive • Chicago, Illinois 60601

January 6, 2004

PROXY STATEMENT

        This Proxy Statement is being mailed to shareholders on or about January 6, 2004, in connection with the solicitation of proxies on behalf of the Board of Directors of Peoples Energy Corporation (the Company), to be voted at the Annual Meeting of Shareholders of the Company. The meeting will be held at 11:00 a.m. on Friday, February 27, 2004, in the auditorium on the eighth floor of Harris Trust and Savings Bank, located at 115 S. LaSalle Street, Chicago, Illinois. The shares represented by the proxies received are to be voted in accordance with the specifications contained in the proxy. Proxies are revocable at any time prior to use.

        The Company has borne the cost of preparing, assembling, and mailing this proxy soliciting material. In addition to solicitation by mail, there may be incidental personal solicitations made by directors, officers, and regular employees of the Company. The cost of solicitation, including payments to brokers, nominees, or fiduciaries who mail such material to their clients, will be borne by the Company.

        The Company has retained Georgeson Shareholder Communications, Inc., 17 State Street, 10th Floor, New York, New York 10004, to assist with the solicitation of proxies from certain shareholders, for which services Georgeson Shareholder Communications will receive a fee that is expected to be about $6,500, plus reimbursement for certain expenses.

Outstanding Voting Securities

        Only holders of common shares of record as of December 31, 2003, are entitled to vote at the meeting or any adjournment thereof. As of December 31, 2003, there were outstanding 36,985,080 shares of common stock of the Company.

        The Annual Report of the Company for the fiscal year ended September 30, 2003, including financial statements, is being mailed on or about January 6, 2004 with this Proxy Statement to all shareholders of record as of December 31, 2003.

Voting Rights

        Other than in the election of directors, each shareholder shall be entitled to one vote for each share of common stock owned. In the election of directors, shareholders have cumulative voting rights. Cumulative voting rights entitle each shareholder to the number of votes equal to the number of shares of common stock the shareholder owns multiplied by the number of directors to be elected—in this case ten. All votes can be cast for one nominee or divided among more than one. A vote marked "withheld" from a nominee(s) on the proxy card will not be treated as an indication of an intention to vote cumulatively. To vote cumulatively, the shareholder should line through the names of the nominees from whom votes are withheld and write "cumulate" or "vote all shares for other nominees" on the proxy card. In a case where a proxy is signed but not marked, the proxy will not be voted cumulatively; shares will be voted for all nominees. If you wish to vote cumulatively, you must vote by proxy card rather than by telephone or through the internet. To vote by telephone or through the internet, see the instructions attached to your proxy card.

ITEM 1.    ELECTION OF DIRECTORS

        All directors are to hold office for a term of one year or until their respective successors shall be duly elected.

Information Concerning Nominees for Election as Directors

James R. Boris, 59. Director since 1999. Chairman of JB Capital Management, LLC. Former Chairman and Chief Executive Officer of EVEREN Capital Corporation (1995-1999) and EVEREN Securities, Inc., a wholly owned subsidiary (1990-1999). Mr. Boris was concurrently an Executive Vice President of Kemper Corporation (1994-1995) and a director of Kemper Financial Companies, Inc. and its major subsidiaries (1990-1995). Mr. Boris is also a director of Smurfit-Stone Container Corporation and The Chicago Board Options Exchange.

William J. Brodsky, 59. Director since 1997. Chairman and Chief Executive Officer (1997) of The Chicago Board Options Exchange. Prior to that, Mr. Brodsky was President and CEO of The Chicago Mercantile Exchange (1985-1997). Mr. Brodsky also serves on the Board of the International Advisory Committee of the Federal Reserve Bank of New York, the Board of Directors of Sustainable Forestry Management Limited, a private company, and the Board of Directors of the Futures Industry Association.

Pastora San Juan Cafferty, 63. Director since 1988. Professor, since 1985, at the University of Chicago, Chicago, Illinois, where she has been on the faculty since 1971. Mrs. Cafferty is also a director of Harris Financial Corp. (formerly Bankmont Financial Corp.), Kimberly-Clark Corporation, and Waste Management, Inc.

John W. Higgins, 57. Director since 2003. Chief Executive Officer (1980) of Higgins Development Partners, LLC, a developer of commercial real estate, which Mr. Higgins founded in 1980. Prior to founding Higgins Development Partners, LLC, Mr. Higgins was responsible for real estate equity and debt structuring at Percy Wilson Mortgage and Finance Corporation and was in the Commercial Real Estate Finance Division at the First National Bank of Chicago.

Dipak C. Jain, 46. Director since 2002. Dean, since 2001, at the Kellogg School of Management, Northwestern University, where he has been on the faculty since 1986. Mr. Jain is also the Sandy & Morton Goldman Professor of Entrepreneurial Studies and a Professor of Marketing at Kellogg (since 1994) and a visiting Professor of Marketing, Sasin Graduate Institute of Business Administration, Chulalongkorn University, Bangkok (since 1989). Mr. Jain is also a director of John Deere & Co., United Air Lines, Inc. and Hartmarx Corp.

Michael E. Lavin, 57. Director since 2003. President and Chief Executive Officer of Keystone Advisors, LLC, an advisory firm to audit committees (2003). Former Midwest Area Managing Partner of KPMG LLP (1993-2002). Mr. Lavin retired from KPMG in January 2003, having been with the firm since 1967. Mr. Lavin is also a member of the Board of Directors of Tellabs, Inc.

Homer J. Livingston, Jr., 68, serves as Lead Director and has been a director since 1989. Mr. Livingston is Chairman of the Board of Evanston Northwestern Healthcare (since 1999). He formerly served as President and Chief Executive Officer of the Chicago Stock Exchange, President and CEO of LaSalle National Bank of Chicago and as the Trustee of the Southern Pacific Railroad.

Thomas M. Patrick, 58. Director since 1998. Chairman of the Board, President and Chief Executive Officer (2002) of the Company. Prior to becoming Chairman of the Board, President and Chief Executive Officer, Mr. Patrick was President and Chief Operating Officer (1998-2002). Mr. Patrick has also held the positions of Executive Vice President (1997-1998) of the Company and its subsidiaries and Vice President (1989-1996) of both the Company's utility subsidiaries. Mr. Patrick has been an employee of the Company and/or its subsidiaries since 1976. Mr. Patrick is also a Director of Associated Electric and Gas Insurance Services Limited.

Richard P. Toft, 67. Director since 1988. Non-executive Chairman of Alleghany Asset Management, Inc. (2000-2001). Former Chairman of the Board and Chief Executive Officer of Alleghany Asset Management, Inc., Chicago, Illinois, an investment management and advisory service subsidiary of Alleghany Corp. (1995-2000). Mr. Toft was also Chairman of the Board of Chicago Title Corporation and was Chairman and CEO of its predecessor company, Chicago Title & Trust Co. Mr. Toft also served as a director of The Cologne Life Reinsurance Company (1994-1999), Alleghany Underwriting Holdings, Ltd. (London, England 2000-2001) and Fidelity National Financial, Inc. (2000-2002). Mr. Toft is a Director of Underwriter Laboratories, Inc. and a Director of Capitol Transamerica Corp.

Arthur R. Velasquez, 65. Director since 1985. Chairman, President and Chief Executive Officer, since 1989, of Azteca Foods, Inc., Chicago, Illinois, a Mexican food products company. Prior to that, Mr. Velasquez was President and Chief Executive Officer of Azteca Corn Products Corporation. Mr. Velasquez is also a director of LaSalle Bank National Association.

VOTE REQUIRED FOR APPROVAL

        There are ten director positions authorized by the Company's By-Laws for the one-year term commencing on the date of the annual meeting of shareholders. Nominees who receive a plurality of votes will be elected. Abstentions will have the effect of votes against the nominee. Broker non-votes will not be counted for or against any nominee. Unless otherwise specified, votes represented by the proxies will be cast equally for the election of the above-named nominees to the office of director; however, the votes may be cast cumulatively for less than the entire number of nominees if any situation arises that, in the opinion of the proxy holders, makes such action necessary or desirable. If any of the nominees should be unable to serve or will not serve, which is not anticipated, management reserves discretionary authority to vote for a substitute.

Meetings and Fees of the Board of Directors

        The Board of Directors held nine meetings during fiscal 2003. Mr. Jain attended 73.68% of the aggregate number of meetings of the Board and of those committees on which he served due to domestic and international commitments during fiscal 2003 that Mr. Jain made prior to being recommended as a nominee for director. All other incumbent directors attended at least 95.83% of the aggregate number of meetings of the Board and of those committees on which such directors served. The Company does not maintain a formal policy regarding the Board's attendance at annual shareholder meetings; however, Board members are expected to attend such meetings barring unforeseen circumstances. At the 2003 annual meeting of shareholders, all members of the Board were present.

        During fiscal year 2003, directors who were not employees of the Company received an annual retainer of $35,000 and a meeting fee of $3,000 for each Board meeting attended and for each committee meeting attended as a committee member. In addition, any nonemployee director who served as chairman of a committee of the Board received a $6,000 annual retainer. The Lead Director, whose duties are explained below, receives an additional annual retainer of $25,000 and a meeting fee of $3,000 for each committee meeting attended as an ex officio member. Officers of the Company who serve on the Board receive no compensation as directors.

        Nonemployee directors also participate in the Company's Directors Stock and Option Plan ("DSOP"). The purpose of the DSOP is to provide nonemployee directors with a proprietary interest in the Company and to improve the Company's ability to attract and retain highly qualified individuals to serve as directors of the Company. Under the DSOP, each nonemployee director of the Company receives, as part of his or her annual retainer an annual award of 1,000 deferred shares of common stock of the Company. Deferred shares are automatically deferred until the earliest of (i) the director's retirement from the Company's Board of Directors following attaining the age of 70; (ii) one year after the director ceases to be a director of the Company for any other reason, or (iii) a change of control of the Company, and are not delivered by the Company until such date. Directors may elect to defer receipt of common stock in whole or in part for a period of time after the date on which distribution would otherwise occur by making an election to receive shares of common stock in installments no later than the calendar year prior to the year in which the distribution would otherwise occur. The director is entitled to receive amounts representing dividends from such deferred shares equal to dividends paid with respect to a like number of shares of common stock of the Company. Each director can make an election from time to time as to whether to receive dividends in the form of cash payments or in the form of additional deferred shares. A bookkeeping account is maintained for each nonemployee director. Each grant of deferred shares is automatically deferred and credited to the account of the director. The account of a director who elects to receive dividends in the form of additional deferred shares is credited with a number of deferred shares determined by dividing the amount of the dividend by the mean price of a share of Company common stock on the New York Stock Exchange on the dividend payment date. Deferred shares do not entitle a director to vote on any matter to be considered by the Company's shareholders prior to the date of distribution of common stock and are generally not transferable other than upon a director's death. During the fiscal year ended September 30, 2003, participants in the DSOP as a group were credited with 9,113 deferred shares, with an average per-share base price of $38.80.

        The Company offers nonemployee directors an opportunity to defer their compensation, except for options and stock received upon the exercise thereof. Under the Directors Deferred Compensation Plan, a director may elect to defer the receipt of compensation earned as a director until a future date. Cash compensation may be deferred in the form of cash, Company common stock, or a combination of both; stock compensation may be deferred only in the form of Company common stock. An election to defer, or to cease to defer, compensation earned as a director of the Company is effective only with respect to compensation earned in the calendar year following the year in which the election is made, but in no event with respect to compensation earned within six months after the date on which the election is made.

        A bookkeeping account is maintained for each participant. The account reflects the amount of cash and/or the number of share equivalents to which the participant is entitled under the terms of the plan.

        The account of a participant who elects to defer compensation in the form of cash is credited with the dollar amount of compensation so deferred on each date that the participant is entitled to payment for services as a director. Interest on the cash balance of the account is computed and credited quarterly as of March 31, June 30, September 30, and December 31 of each year at the prime commercial rate in effect at Harris Trust and Savings Bank, Chicago, Illinois.

        The account of a participant who elects to defer compensation in the form of stock is credited with share equivalents on each date that the participant is entitled to payment for services as a director. The number of share equivalents so credited is determined by dividing the compensation so deferred by the mean price of a share of Company common stock on the New York Stock Exchange on such date. Additional share equivalents are credited to the director's account on each date that the Company pays a dividend on the common stock. During the fiscal year ended September 30, 2003, plan participants as a group were credited with 10,628 share equivalents for compensation deferred in the form of stock, with an average per-share base price of $38.32. During the same period, no participants were credited with compensation deferred in the form of cash.

Director Independence

        The Board has determined that all nominees for election to the Board at the 2004 Annual Meeting are independent under the revised listing standards of the New York Stock Exchange, except Mr. Patrick, Chairman, CEO and President of the Company. Accordingly, 9 of the 10 nominees are independent. In making its determination of independence, the Board applied its Categorical Standards for Director Independence (Appendix A to this Proxy Statement). Mr. Boris will satisfy the Categorical Standards until November 4, 2004. Thereafter, he will become regarded as non-independent until the end of his one-year term.

Committees of the Board of Directors

        The standing committees of the Board of Directors of the Company at the commencement of fiscal 2003 were the Audit, Compensation-Nominating, Public Policy and Executive Committees. Effective December 4, 2002, the Board of Directors of the Company amended the charter for its Audit Committee and established two new committees, the Compensation Committee and the Nominating-Governance Committee, replacing the Compensation-Nominating Committee and the Public Policy Committee and approved written charters for the new committees.

        The charters for each of the Audit, Compensation and Nominating-Governance Committees can be found on the Company's website at www.peoplesenergy.com.

        The charter for the Audit Committee has since been further revised and expands the duties and responsibilities of the Audit Committee. In particular, the Audit Committee has sole authority for retaining and replacing the Company's independent auditors. The Audit Committee is charged with assisting the Board in its oversight of (i) the quality and integrity of the Company's financial statements, accounting, internal controls, and auditing; (ii) the Company's compliance with legal and regulatory requirements; (iii) the qualifications and independence of the independent auditor responsible for the annual financial audit and other independent public accountants; (iv) the performance of the Company's internal audit function, the Independent Auditor and other independent public accountants; (v) the Company's Code of Business Conduct and Ethics; and (vi) such other matters as the Chairman of the Audit Committee deems appropriate. The Audit Committee is also responsible for establishing procedures for (i) the receipt, retention and treatment of complaints, questions and other information received by the Company regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters. The members of the Audit Committee are Messrs. Boris (Chairman), Brodsky, Higgins, Lavin, Velasquez, and Mrs. Cafferty. All of the members of the Audit Committee are independent (as that term is defined in Section 303A.02 of the New York Stock Exchange's listing standards). The Board of Directors has determined that all members of the Audit Committee are audit committee financial experts (as that term is defined under Item 401(h) of Regulation S-K). The Audit Committee held five meetings in fiscal 2003.

        The Compensation Committee's responsibilities include (i) assisting the Board to discharge its responsibilities relating to the compensation of the executives of the Company and its subsidiaries and the long term incentive compensation of other key employees; (ii) making recommendations to the Board regarding the compensation of non-management directors and (iii) nominating individuals to become elected officers. The members of the Compensation Committee are Messrs. Brodsky (Chairman), Boris, Jain, Lavin, and Toft and Mr. Lester H. McKeever, who is not standing for re-election to the Board. All of the members of the Compensation Committee except Mr. McKeever are independent (as that term is defined in Section 303A.02 of the New York Stock Exchange's listing standards). The Compensation Committee held four meetings in fiscal 2003.

        The Nominating-Governance Committee has responsibility for (i) developing criteria for selecting directors; (ii) identifying individuals qualified to become members of the Board of Directors and recommending director nominees for the next annual meeting of shareholders; (iii) overseeing the evaluation of the Board and executive management; (iv) developing and recommending to the Board corporate governance guidelines applicable to the Company; and (v) advising the Board and management regarding public policy matters. The Nominating-Governance Committee will consider written recommendations from shareholders of the Company regarding potential nominees for election as directors. To be considered for inclusion in the slate of nominees proposed by the Board at the next Annual Meeting of Shareholders of the Company, such recommendations should be received in writing by the Secretary of the Company no later than September 8, 2004. In addition, the Nominating-Governance Committee maintains, with the approval of the Board, formal criteria for selecting directors and also considers other matters, such as the size and composition of the Board. The criteria used for selecting directors are included in the Company's "Guidelines for Membership on the Board of Directors," which is attached hereto as Appendix B (the "Membership Guidelines"). Nominees for the Board are typically identified by non-management members of the Board. Nominees are evaluated based on their background, experience and other relevant factors as described in the Membership Guidelines. The Nominating-Governance Committee does not intend to evaluate nominees proposed by shareholders any differently than other nominees to the Board. John Higgins is the only nominee approved by the Nominating-Governance Committee for inclusion on the Company's proxy card for the annual meeting, other than directors standing for re-election. Mr. Higgins was nominated by a non-management director.

        The Nominating-Governance Committee also considers and makes recommendations to the Board regarding the Company's Contributions Program and Budget, and reviews and monitors corporate policy with respect to charitable and philanthropic giving. Members of the Nominating-Governance Committee are Mrs. Cafferty (Chairman), Messrs. Higgins, Jain, McKeever, Toft, and Velasquez. All of the members of the Nominating-Governance Committee except Mr. McKeever are independent (as that term is defined in Section 303A.02 of the New York Stock Exchange's listing standards). The Nominating-Governance Committee held five meetings in fiscal 2003.

        The Board has appointed Mr. Livingston as Lead Director. Among other responsibilities, Mr. Livingston presides over regular meetings of the non-management Directors and participates in the work of the Audit, Compensation, and Nominating-Governance Committees as an ex officio member. During fiscal 2003, the non-management Directors held five meetings without management present.

        Shareholders or other interested parties may contact the Lead Director, other non-management directors or the Board by calling 1-800-732-0399. A majority of the Board's independent directors has approved the process for determining which communications are forwarded to various members of the Board.

        The Executive Committee, in the recess of the Board, has the authority to act upon most corporate matters that require Board approval. The members of the Executive Committee are Messrs. Patrick (Chairman), Boris, Brodsky, Jain, Livingston, McKeever, Toft, Velasquez, and Mrs. Cafferty. The Executive Committee did not hold any meetings in fiscal 2003.

Report of the Audit Committee

        The Audit Committee is comprised of Messrs. Boris, Brodsky, Higgins, Lavin, Velasquez, and Mrs. Cafferty. The Board of Directors has adopted a written charter for the Audit Committee, the current copy of which is attached as Appendix C to this Company's proxy statement.

        The Audit Committee has reviewed and discussed the Company's audited financial statements with management. The Audit Committee has discussed with the Company's independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards AU 380), as may be modified or supplemented. The Audit Committee has received and reviewed the written disclosures and the letter from the independent accountant required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed the independent accountant's independence with the independent accountant.

        The Audit Committee, based upon its reviews and discussions described in the immediately preceding paragraph, has recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2003.

Submitted by:

THE AUDIT COMMITTEE

James R. Boris (Chairman)
William J. Brodsky
Pastora San Juan Cafferty
John W. Higgins
Michael E. Lavin
Arthur R. Velasquez
Homer J. Livingston, Jr. ex officio

Information Regarding Change in Independent Public Accountants:

        As recommended by the Audit Committee, the Board of Directors decided, effective June 1, 2002, to terminate the services of Arthur Andersen LLP as the Company's independent public accountants and engaged Deloitte & Touche LLP to serve as the Company's independent public accountants for 2002.

        Arthur Andersen's reports on the Company's consolidated financial statements for fiscal 2001 and 2002 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

        During the Company's 2001 and 2002 fiscal years, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years; there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K; and the Company did not consult Deloitte & Touche LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Independent Public Accountants:

        The Audit Committee of the Board of Directors has engaged Deloitte & Touche LLP as independent accountants to examine the Company's accounts for the fiscal year ending September 30, 2004. A representative of Deloitte & Touche LLP is expected to be present at the meeting and will be available to respond to appropriate questions or to make a statement if said representative so desires.

        Set forth below is a summary of certain fees paid to Arthur Andersen LLP, the Company's former independent accountants, and to Deloitte & Touche LLP, the Company's current independent public accountants, for services in the fiscal years ended September 30, 2002, and September 30, 2003. In determining the independence of Arthur Andersen LLP and Deloitte & Touche LLP, the Audit Committee considered whether the provision of non-audit services is compatible with maintaining Arthur Andersen LLP's and Deloitte & Touche LLP's independence.

	2002		2003
	Arthur Andersen LLP	Deloitte & Touche LLP	Deloitte & Touche LLP
Audit Fees	$178,000	$762,000	$698,000
Audit-Related Fees	0	8,000	40,900
Tax Fees	5,100	30,200	116,900
All Other Fees	5,000	32,900	0

Total	$188,100	$833,100	$855,800

        Below is a description of the nature of services comprising the fees disclosed for each category above.

        Audit Fees.    The total fees, including reimbursement of expenses, the Company paid Arthur Andersen LLP for professional services rendered for the audit of the annual financial statements for the fiscal year ended September 30, 2002, and the reviews of the financial statements included in the Company's Forms 10-Q for the first two quarters in fiscal 2002, were $178,000. The total audit fees and reimbursement of expenses paid to Deloitte & Touche LLP were $412,000 for the audit for fiscal year 2002 and the reviews of the quarterly financial statements and regulatory filings. In addition, $350,000 was paid to Deloitte & Touche LLP for the re-audit of the financial statements for fiscal years 2001 and 2000 which was required due to a change in the Company's accounting for acquisition, exploration and development activities related to oil and gas reserves. The total audit fees and reimbursement of expenses paid to Deloitte &

Touche LLP were $698,000 for the audit for fiscal year 2003, the reviews of the quarterly financial statements, the review of regulatory filings and the preparation of comfort letters and consents, $171,000 of which was for comfort letters and consents relating to financings which the Company and its subsidiaries completed during fiscal 2003.

        Audit-Related Fees.    There were no audit-related fees paid to Arthur Andersen LLP in fiscal 2002. The total audit-related fees, including reimbursement of expenses, paid to Deloitte & Touche LLP in fiscal 2002 were $8,000 for review of compensation plans. The total audit-related fees, including reimbursement of expenses, paid to Deloitte & Touche LLP in fiscal 2003 were $40,900 for review of compensation plans and internal control advisory services.

        Tax Fees.    The total tax fees, including reimbursement of expenses, paid to Arthur Andersen LLP in fiscal 2002 were $5,100 for tax advisory services. The total tax fees, including reimbursement of expenses, paid to Deloitte & Touche LLP in fiscal 2002 were $30,200 for tax advisory services. The total tax fees, including reimbursement of expenses, paid to Deloitte & Touche LLP in fiscal 2003 were $116,900 for tax advisory services.

        All Other Fees.    The total fees, including reimbursement of expenses, the Company paid Arthur Andersen LLP for professional services rendered in fiscal 2002, other than for the services described above, were $5,000 for financial planning services for the officers of the Company. The total fees, including reimbursement of expenses, paid to Deloitte & Touche LLP for professional services rendered in fiscal 2002, other than for the services described above, were $32,900 for litigation related services. There were no other fees paid to Deloitte & Touche LLP for professional services rendered in fiscal 2003, other than for the services described above.

        Before an independent public accountant is engaged by the Company to render audit or non-audit services, the engagement is approved by the Audit Committee or the engagement to render services is entered into pursuant to pre-approval policies and procedures established by the Audit Committee. The Pre-approval Policy adopted by the Audit Committee on December 4, 2003 is attached as Appendix D. All of the fees and services described above under "audit fees", "audit-related fees", "tax fees" and "all other fees" were pre-approved by the Audit Committee.

Share Ownership of Directors
and Executive Officers

        The following table sets forth certain information regarding the beneficial ownership, as of October 31, 2003, of the Company's Common Stock by (a) each director, nominee, the Chief Executive Officer and the five most highly paid executive officers of the Company and (b) all directors, nominees and executive officers as a group.

Directors & Officers	Shares Beneficially Owned as of October 31, 2003(1)		Percent of Class
James R. Boris	18,895	(2)(3)(5)	*
William J. Brodsky	23,566	(2)(3)(5)	*
Pastora San Juan Cafferty	13,857	(3)(5)	*
Donald M. Field	107,094	(4)(5)	*
John W. Higgins	0	(6)	*
James Hinchliff	91,713	(5)	*
Dipak C. Jain	4,325	(3)(5)	*
Michael E. Lavin	1,025	(3)	*
Homer J. Livingston, Jr.	22,397	(2)(3)(5)	*
Lester H. McKeever	18,591	(2)(3)(5)	*
William E. Morrow	66,407	(4)(5)	*
Steven W. Nance	19,366	(4)(5)	*
Thomas A. Nardi	59,387	(4)(5)	*
Thomas M. Patrick	166,575	(4)(5)	*
Richard P. Toft	21,539	(2)(3)(5)	*
Arthur R. Velasquez	27,672	(2)(3)(5)	*
Directors and executive officers as a group	844,929	(2)(3)(4)(5)	2.29%

*
Percentage of shares beneficially owned does not exceed one percent.

(1)
Unless otherwise indicated, each individual has sole voting and investment power with respect to the shares of common stock attributed to him or her in the table.

(2)
Includes the following number of shares to which the following are prospectively entitled pursuant to the Directors Deferred Compensation Plan of the Company: Messrs. Boris, 6,969; Brodsky, 11,041; Livingston, 11,372; McKeever, 7,565; Toft, 10,313; and Velasquez, 17,647.

(3)
Includes the following number of shares to which the following are prospectively entitled pursuant to the Directors Stock and Option Plan of the Company: Messrs. Boris, 1,025; Brodsky, 1,025; Mrs. Cafferty, 1,025; Messrs. Jain, 1,025; Lavin, 1,025; Livingston, 1,025; McKeever, 1,025; Toft, 1,025; and Velasquez, 1,025.

(4)
Includes shares of restricted stock awarded under the Long-Term Incentive Compensation Plan of the Company, the restrictions on which had not lapsed as of October 31, 2003, as follows: Messrs. Field, 9,275; Morrow, 8,945; Nance, 2,250; Nardi, 7,045; Patrick, 18,830; and all directors and executive officers as a group, 70,795. Owners of shares of restricted stock have the right to vote such shares and to receive dividends thereon, but have no investment power with respect to such shares until the restrictions thereon lapse.

(5)
Includes shares that the following have a right to acquire within 60 days following October 31, 2003, through the exercise of options granted under the Directors Stock and Option Plan, in the case of nonemployee directors, or the Long-Term Incentive Compensation Plan of the Company, in the case of executive officers: Messrs. Boris, 9,000; Brodsky, 9,000; Mrs. Cafferty, 9,000; Messrs. Jain, 3,000; Livingston, 9,000; McKeever, 9,000; Toft, 9,000; Velasquez, 9,000; Field, 78,900; Hinchliff, 55,800;

  Morrow, 47,500; Nance, 12,100; Nardi, 45,100; Patrick, 112,400; and all directors and executive officers of the Company as a group, 550,300.

(6)
Mr. Higgins has been nominated for his first elected term as a member of the Board of Directors of the Company.

Certain Relationships and Related Transactions

        On August 15, 2003, Theodore R. Tetzlaff was elected General Counsel of the Company and Mark J. McGuire was elected General Counsel of the Company's subsidiaries, including The Peoples Gas Light and Coke Company and North Shore Gas Company. Messrs. Tetzlaff and McGuire are also partners in the law firm of McGuireWoods LLP. During fiscal year 2003, the Company and its subsidiaries paid McGuireWoods LLP approximately $907,000 for legal services provided to the Company and its subsidiaries in the ordinary course of business. The Company and its subsidiaries have contracted with McGuireWoods LLP to provide most of the legal services required by the Company and its subsidiaries. Messrs. Tetzlaff and McGuire have agreed to devote whatever time is necessary to attend to the responsibilities of their respective positions as General Counsel and will not receive from McGuireWoods LLP any part of the fees paid by the Company and its subsidiaries to that firm during such period as each serves as General Counsel.

Executive Compensation

        The following tables set forth information concerning annual and long-term compensation and grants of stock options, stock appreciation rights (SARs) and restricted stock awards under the Company's Long-Term Incentive Compensation Plan. All compensation was paid by the Company and its subsidiaries for services in all capacities during the three fiscal years set forth below, to (i) the Chief Executive Officer and (ii) the five most highly compensated executive officers of the Company other than the Chief Executive Officer.

SUMMARY COMPENSATION TABLE

		Annual Compensation		Long Term Compensation Awards
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Restricted Stock Awards(1)(3) ($)	Options/SARs (#)	All Other Compensation (4)($)
Thomas M. Patrick Chairman, President and Chief Executive Officer	2003 2002 2001	625,000 512,500 451,300	602,800 229,800 261,573	456,438 270,010 220,056	85,000 49,400 52,000	12,825 18,450 17,562
James Hinchliff(2) Senior Vice President and General Counsel	2003 2002 2001	327,000 317,500 303,500	210,100 125,200 156,363	117,250 120,466 103,603	26,500 23,100 25,800	1,097,282 11,430 11,304	(5)
Steven W. Nance President, Peoples Energy Production	2003 2002 2001	255,000 245,000 225,000	235,000 73,500 174,400	0 0 80,313	6,500 5,600 10,000	8,325 7,200 7,762
William E. Morrow Executive Vice President	2003 2002 2001	300,000 287,700 264,400	186,300 180,900 200,309	117,250 109,043 103,603	26,500 21,000 25,800	9,900 10,357 10,148
Thomas A. Nardi Senior Vice President and Chief Financial Officer	2003 2002 2001	295,000 255,000 230,000	189,500 100,500 195,000	117,250 96,581 0	26,500 18,600 24,000	8,527 7,458 7,650
Donald M. Field Executive Vice President	2003 2002 2001	304,800 295,900 271,000	167,800 144,800 139,619	117,250 112,158 103,603	26,500 21,600 25,800	9,943 10,652 10,428

(1)
Restricted stock awards are valued at the closing market price as of the date of grant. The total number of restricted shares held by the named executive officers and the aggregate market value of such shares at September 30, 2003 were as follows: Mr. Patrick, 26,090 shares, valued at $1,079,604; Mr. Hinchliff, 0 shares; Mr. Nance, 1,500 shares, valued at $62,070; Mr. Morrow, 8,295 shares, valued at $343,247; Mr. Nardi, 5,360 shares, valued at $221,797; and Mr. Field, 9,140 shares, valued at $378,213. Dividends are paid on the restricted shares at the same time and at the same rate as dividends paid to all shareholders of common stock. Aggregate market value is based on a per share price of $41.38, the closing price of Peoples Energy's stock on the New York Stock Exchange Composite Transactions on September 30, 2003.

(2)
Mr. Hinchliff resigned his position as General Counsel of the Company effective August 15, 2003, and retired October 1, 2003.

(3)
Restricted stock awards granted to date vest in equal annual increments over a five-year period. If a recipient's employment with the Company terminates, other than by reason of death, disability, or retirement after attaining age 65, the recipient forfeits all rights to the unvested portion of the restricted stock award. In addition, the Compensation Committee (and with respect to the CEO, the Compensation Committee, subject to the approval of the nonemployee directors) may, in its sole discretion, accelerate the vesting of any restricted stock awards granted under the Long-Term Incentive Compensation Plan. Total restricted stock awarded to the named individuals for 2001 constitutes 19,025 shares, of which 3,805 shares vested in 2002; 5,740 shares vested in 2003; 3,160 shares will vest in 2004; 3,160 shares will vest in 2005; and the remaining 3,160 shares will vest in 2006. Total restricted stock awarded to the named individuals for 2002 constitutes 17,050 shares, of which 5,730 shares vested in 2003; 2,830 shares will vest in 2004; 2,830 shares will vest in 2005; 2,830 shares will vest in 2006; and the remaining 2,830 shares will vest in 2007. Total restricted stock awarded to the named individuals for 2003 constitutes 27,625 shares, of which 3,500 vested in 2003; 4,825 shares will vest in 2004, 4,825 shares will vest in 2005; 4,825 shares will vest in 2006; 4,825 shares will vest in 2007; and the remaining 4,825 shares will vest in 2008.

(4)
Company contributions to the Capital Accumulation Plan accounts of the named executive officers during the above fiscal years. Employee contributions under the plan are subject to a maximum limitation under the Internal Revenue Code of 1986, as amended. Through December 2002, it was the practice of the Company to pay an employee who was subject to this limitation an additional 60 cents for each dollar that the employee was prevented from contributing solely by reason of such limitation. The amounts shown in the table above reflect, if applicable, this additional Company payment.

(5)
Includes compensation provided according to the terms of the severance agreement between Mr. Hinchliff and the Company. See discussion of Mr. Hinchliff's severance agreement on page 19.

OPTIONS/SAR GRANTS IN FISCAL 2003

	Individual Grants
Name and Principal Position	Options/SARs Granted (#)(1)	% of Total Options/SARs Granted to Employees in Fiscal Year(2)	Exercise or Base Price ($/Sh)	Expiration Date	Grant Date Present Value ($)(3)
Thomas M. Patrick Chairman, President and Chief Executive Officer	85,000	18.8	$34.03	Oct. 2, 2012	$285,600
James Hinchliff Senior Vice President and General Counsel	26,500	5.9	34.03	Oct. 1, 2006	89,040
Steven W. Nance President, Peoples Energy Production, Company	6,500	1.4	34.03	Oct. 2, 2012	21,840
William E. Morrow Executive Vice President	26,500	5.9	34.03	Oct. 2, 2012	89,040
Thomas A. Nardi Senior Vice President and Chief Financial Officer	26,500	5.9	34.03	Oct. 2, 2012	89,040
Donald M. Field Executive Vice President	26,500	5.9	34.03	Oct. 2, 2012	89,040

(1)
The grant of an Option enables the recipient to purchase Peoples Energy common stock at a purchase price equal to the fair market value of the shares on the date the Option is granted. The grant of an SAR enables the recipient to receive, for each SAR granted, cash in an amount equal to the excess of the fair market value of one share of Peoples Energy common stock on the date the SAR is exercised over the fair market value of such common stock on the date the SAR was granted. Options or SARs that expire unexercised become available for future grants. Before an Option or SAR may be exercised, the recipient must generally complete 12 months of continuous employment subsequent to the grant of the Option or SAR. Options and SARs may be exercised within 10 years from the date of grant, subject to earlier termination in case of death, retirement, or termination of employment for other reasons.

(2)
Based on 426,900 Options and 25,000 SARs granted to all employees under Peoples Energy's Long-Term Incentive Compensation Plan during fiscal 2003.

(3)
The Present Value of each option grant used to determine pro forma net income is estimated as of the date of grant using a variation of the Black-Scholes option-pricing model with the following weighted-average assumptions: expected volatility of 25.81 percent, dividend yield of 5.1 percent, risk-free interest rate of 2.12 percent, and expected life of three years. The weighted-average fair value of options granted was $3.36 for the year ended September 30, 2003.

AGGREGATED OPTION/SAR EXERCISES IN FISCAL 2003
AND FISCAL YEAR-END OPTION/SAR VALUES

			Number of Unexercised Options/SARs at Fiscal Year-End(#)		Value of Unexercised In-the-Money Options/SARs at Fiscal Year-End($)
	Shares Acquired on (Option/SAR) Exercise(#)(1)
Name and Principal Position		Value Realized($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Thomas M. Patrick Chairman, President and Chief Executive Officer	52,000	$448,880	55,400	85,000	$32,108	$624,750
James Hinchliff Senior Vice President and General Counsel	25,800	296,958	62,000	0	250,537	0
Steven W. Nance President, Peoples Energy Production Company	10,000	122,450	5,600	6,500	1,232	47,775
William E. Morrow Executive Vice President	12,900	99,137	21,000	26,500	4,620	194,775
Thomas A. Nardi Senior Vice President and Chief Financial Officer	24,000	261,690	18,600	26,500	4,092	194,775
Donald M. Field Executive Vice President	0	0	83,200	26,500	436,332	194,775

(1)
Cash-only SARs exercised by named executive officers in the following amounts: Mr. Patrick, 26,000; Mr. Hinchliff, 12,900; Mr. Nance, 5,000; and Mr. Nardi, 12,000.

LONG-TERM INCENTIVE PLANS-AWARDS IN LAST FISCAL YEAR

        The Company's Long-Term Incentive Plan For Diversified Business Units (DBU LTIP) is designed (i) to align management interests with value creation at the business unit level, (ii) to reflect the early lifecycle stages of the Company's diversified businesses and the unique performance measurement challenges each poses, (iii) to advance the interests of the Company by attracting and retaining identified business unit officers, and (iv) to motivate the selected officers to act in the long-term best interests of the shareholders. As President of Peoples Energy Production Company, Mr. Nance is a participant in this plan. Performance Awards under the DBU LTIP are cash payments that are contingent on a recipient's business unit achieving specified levels of performance in measurable areas during a three-year period, as selected by the Compensation Committee for that business unit.

        For Peoples Energy Production Company, for the three-year performance periods ending September 30, 2005 and September 30, 2006, the performance measures selected by the Compensation Committee are (i) the compound annual growth rate in proven gas and oil reserves at fiscal year end owned by PEPCO (CAGR), and (ii) PEPCO's average return on capital employed (ROCE). For a recipient, an award under the DBU LTIP represents the opportunity to receive a cash payout. When granted, an award opportunity is expressed as a percentage of the recipient's average annual base salary at target level of performance (e.g., a target level award opportunity of 50% of base salary).

        For the performance period ending September 30, 2005, the CAGR must be at least 10% and the ROCE must be at least 7% for any payment to be made with respect to an award. The maximum possible payment is 300% of the target opportunity for a CAGR of 40% and a ROCE of 20%.

        For the performance period ending September 30, 2006, the CAGR must be at least 0% and the ROCE must be at least 7% for any payment to be made with respect to an award. The maximum possible payment is 300% of the target opportunity for a CAGR of 30% and a ROCE of 17%.

			Estimated Future Payouts Under Non-Stock Price-Based Plans
		Performance or Other Period Until Maturation or Payout
	Number of Shares, Units or Other Rights(1)
			Threshold (0%)	Target (100%)		Maximum (300%)
Steven W. Nance	NA	9-30-2005	$0	$149,625	(2)	$448,875	(2)
	NA	9-30-2006	$0	$157,500		$472,500

(1)
Not Applicable. As described above, payouts under the DBU LTIP are calculated based on a percentage of the recipient's annual base salary for the three-year performance period.

(2)
Based on annual base salary of $255,000 for fiscal 2003 and assumed annual base salary of $300,000 for fiscal 2004 and fiscal 2005.

PENSION PLAN TABLE

        The following table illustrates various annual straight-life benefits at normal retirement (age 65) for the indicated levels of average annual compensation and various periods of service, assuming no future changes in the Company's pension benefits. The benefit amounts shown reflect reduction for applicable Social Security benefits.

	Years of Service
Average Annual Compensation
	20	25	30	35	40
$ 300,000	112,635	140,794	168,953	187,703	206,453
350,000	132,635	165,794	198,953	220,828	242,703
400,000	152,635	190,794	228,953	253,953	278,953
450,000	172,635	215,794	258,953	287,078	315,203
500,000	192,635	240,794	288,953	320,203	351,453
550,000	212,635	265,794	318,953	353,328	387,703
600,000	232,635	290,794	348,953	386,453	423,953
650,000	252,635	315,794	378,953	419,578	460,203
700,000	272,635	340,794	408,953	452,703	496,453
750,000	292,635	365,794	438,953	485,828	532,703
800,000	312,635	390,794	468,953	518,953	568,953
850,000	332,635	415,794	498,953	552,078	605,203
900,000	352,635	440,794	528,953	585,203	641,453
950,000	372,635	465,794	558,953	618,328	677,703
1,000,000	392,635	490,794	588,953	651,453	713,953
1,050,000	412,635	515,794	618,953	684,578	750,203
1,100,000	432,635	540,794	648,953	717,703	786,453

        Average annual compensation is the average 12-month compensation for the highest 60 consecutive months of the last 120 months of service prior to retirement. Compensation is total salary paid to an employee by the Company and/or its affiliates, including prior to October 1, 2002, all of the bonus and effective October 1, 2002 the lesser of 50% of the bonus target or 50% of the bonus paid under the Company's Short-Term Incentive Compensation Plan, pre-tax contributions under the Company's Capital Accumulation Plan, pre-tax contributions under the Company's Health and Dependent Care Spending Accounts Plan, and pre-tax contributions for life and health care insurance, but excluding moving allowances, exercise of stock options and SARs, and other compensation that has been deferred. The salary and bonus discussed above and used in the computation of annual retirement benefits are reported in the Summary Compensation Table. On July 1, 2001, the Company amended the above-described pension plan. The revised pension plan allows employees of the Company who began their employment with the Company prior to July 1, 2001, to receive pension benefits equal to the greater of the amount determined by the above-described formula or the amount equal to the employee's compensation during the five years of employment with the Company preceding termination multiplied by an age based percentage credited to the employee for each year of the employee's participation in the plan. The Company does not expect that these amendments will affect the pension benefits set forth in the table above for the individuals listed in the Summary Compensation Table.

        At September 30, 2003, the credited years of retirement benefit service for the individuals listed in the Summary Compensation Table were as follows; Mr. Patrick, 27 years; Mr. Hinchliff, 31 years; Mr. Nance, 2 years; Mr. Morrow, 24 years; Mr. Nardi, 2 years; and Mr. Field, 32 years. The benefits shown in the foregoing table are subject to maximum limitations under the Employee Retirement Income Security Act of 1974, as amended, and the Internal Revenue Code of 1986, as amended. Should these benefits at the time of retirement exceed the then-permissible limits of the applicable Act, the excess would be paid by the Company as supplemental pensions pursuant to the Company's Supplemental Retirement Benefit Plan. The benefits shown give effect to these supplemental pension benefits.

Severance Agreements and Employment Agreements

        The Company has entered into separate severance agreements with certain key executives, including each of the executives named in the Summary Compensation Table. The intent of the severance agreements is to assure the continuity of the Company's administration and operations in the event of a Change in Control of the Company (as described below). The severance agreements were developed in accordance with the advice of outside consultants.

        The term of each severance agreement is for the longer of 36 months after the date in which a Change in Control of the Company occurs or 24 months after the completion of the transaction approved by shareholders described in (iii) below of the description of a Change in Control. A Change in Control is defined as occurring when (i) the Company receives a report on Schedule 13D filed with the Securities and Exchange Commission pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended, disclosing that any person, group, corporation, or other entity is the beneficial owner, directly or indirectly, of 20% or more of the common stock of the Company; (ii) any person, group, corporation, or other entity (except the Company or a wholly-owned subsidiary), after purchasing common stock of the Company in a tender offer or exchange offer, becomes the beneficial owner, directly or indirectly, of 20% or more of such common stock; (iii) the shareholders of the Company approve (a) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation, other than a consolidation or merger in which holders of the Company's common stock prior to the consolidation or merger have substantially the same proportionate ownership of common stock of the surviving corporation immediately after the consolidation or merger as immediately before such transaction; (b) any consolidation or merger in which the Company is the continuing or surviving corporation, but in which the common shareholders of the Company immediately prior to the consolidation or merger do not hold at least 90% of the outstanding common stock of the Company; (c) any sale, lease, exchange or other transfer of all or substantially all of the assets of the Company, except where the Company owns all of the outstanding stock of the transferee entity or the Company's common shareholders immediately prior to such transaction own at least 90% of the transferee entity or group of transferee entities immediately after such transaction; or (d) any consolidation or merger of the Company where, after the consolidation or merger, one entity or group of entities owns 100% of the shares of the Company, except where the Company's common shareholders immediately prior to such merger or consolation own at least 90% of the outstanding stock of such entity or group of entities immediately after such consolidation or merger; or (iv) a change in the majority of the members of the Company's Board of Directors within a 24-month period, unless approved by two-thirds of the directors then still in office who were in office at the beginning of the 24-month period.

        Each severance agreement provides for payment of severance benefits to the executive in the event that, during the term of the severance agreement, (i) the executive's employment is terminated by the Company, except for "cause" as defined therein; or (ii) the executive's employment is terminated due to a constructive discharge, which includes (a) a material change in the executive's responsibilities, which change would cause the executive's position with the Company to become of less dignity, responsibility, prestige or scope; (b) reduction, which is more than de minimis, in total compensation; (c) assignment without the executive's consent to a location more than 50 miles from the current place of employment; or (d) liquidation, dissolution, consolidation, merger, or sale of all or substantially all of the assets of the Company, unless the successor corporation has a net worth at least equal to that of the Company and expressly assumes the obligations of the Company under the executive's severance agreement.

        The principal severance benefits payable under each severance agreement consist of the following: (i) the executive's base salary and accrued benefits through the date of termination, including a pro rata portion of awards under the Company's Short-Term Incentive Compensation Plan ("STIC Plan"); (ii) three times the sum of the individual's base salary, the average of the STIC Plan awards for the prior three years and the value of the Long Term Incentive Compensation Plan ("LTIC Plan") awards in the prior calendar year; and (iii) the present value of the executive's accrued benefits under the Company's Supplemental Retirement Benefits Plan (SRBP) that would be payable upon retirement at normal retirement age, computed as if the executive had completed three years of additional service. Mr. Nardi's severance agreement provides that in addition to the amount described in clause (ii) of the preceding sentence, if Mr. Nardi has been employed by the Company for at least five years, Mr. Nardi would be entitled to receive from the Company an amount equal to the remainder of (x) the present value of the benefits that would have been accrued by Mr. Nardi under the Company's retirement plan and the SRBP on the date of termination of employment, determined as if Mr. Nardi had received credit for an additional twenty-one years of service, less (y) the present value of Mr. Nardi's benefits accrued under the retirement plan and the SRBP on the date of termination of his employment. If Mr. Nardi has been employed by the Company for less than five years, the additional years of service under clause (x) of the preceding sentence would be determined by dividing the number of months Mr. Nardi was employed by the Company by 60 and multiplying the resulting ratio by 20.

        In addition, the executive will be entitled to continuation of life insurance and medical benefits for the longer of (a) a period of three years after termination or (b) a period commencing after termination and ending when the executive may receive pension benefits without actuarial reduction, provided that the Company's obligation for such benefits under the severance agreement shall cease upon the executive's employment with another employer that provides life insurance and medical benefits. Each severance agreement also provides that the executive's non-qualified stock options ("Options") and SARs shall become exercisable upon a Change in Control and that all Options and SARs shall remain exercisable for the shorter of (a) three years after termination or (b) the term of such Options and SARs. Any restricted stock previously awarded to the executive under the LTIC Plan would vest upon a Change in Control if such vesting does not occur due to a Change in Control under the terms of the LTIC Plan. The Company is also obligated under each severance agreement to pay an additional amount to the executive sufficient on an after-tax basis to satisfy any excise tax liability imposed by Section 4999 of the Internal Revenue Code of 1986, as amended. The benefits received by the executive under each agreement are in lieu of benefits under the Company's termination allowance plan and the executive's benefits under the SRBP. Each executive would be required to waive certain claims prior to receiving any severance benefits.

        The Company and Mr. Nardi are parties to a confidentiality and employment agreement dated May 22, 2002. Under the agreement, Mr. Nardi agrees to observe certain covenants and confidentiality restrictions, to refrain from soliciting or encouraging others to leave employment with the Company, and to release and discharge the Company from claims he may then have. The agreement also provides that if Mr. Nardi's employment is terminated other than for "cause" (as defined in Mr. Nardi's severance agreement) and prior to a Change in Control (as defined in the severance agreement), then Mr. Nardi is entitled to be paid by the Company an amount representing an enhanced retirement benefit as if Mr. Nardi were credited under the retirement plan and the SRBP with additional years of service. The additional years of service are determined in the same manner as described above under Mr. Nardi's severance agreement.

        The Company and Mr. Hinchliff entered into an agreement whereby Mr. Hinchliff resigned his position as General Counsel as of August 15, 2003 and retired on October 1, 2003. Mr. Hinchliff's previous severance agreement was terminated and the Company agreed to pay Mr. Hinchliff $613,125 in February, 2004. In addition, all of Mr. Hinchliff's unvested options and restricted stock awarded to him under the Company's Long Term Incentive Compensation Plan were vested prior to his retirement. Under the terms of the agreement, the award that Mr. Hinchliff received under the Short-Term Incentive Compensation Plan was determined as if Mr. Hinchliff were Senior Vice President and General Counsel for the entire 2003 plan year. As part of the agreement, the Company and Mr. Hinchliff agreed to enter into a consulting services agreement whereby the Company can request Mr. Hinchliff to provide advice and perform other consulting services for the Company. The consulting services agreement is effective through December 31, 2004.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        None.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

Committee Responsibilities

        The Committee is composed of Messrs. Brodsky, Chairman, Boris, Jain, Lavin, Livingston, and McKeever. The Committee's responsibilities include the setting of policy related to and oversight of executive compensation for Peoples Energy Corporation.

        In 2003, we worked with an outside executive compensation consulting firm to conduct a comprehensive review of current executive compensation practices and policies. This included a review of the overall philosophy and a detailed review of all elements of executive compensation, resulting in a series of changes in how the programs are designed and administered.

        The purpose of this report is to summarize our philosophy of executive compensation, identify the key elements of the executive compensation program, describe the process in which compensation decisions were made and other factors considered by the Committee in making decisions about compensation.

Compensation Philosophy

        The following are the core principles on which our decisions are founded:

        Emphasis is on alignment between pay and performance.    All elements of executive compensation are evaluated in light of the underlying principle that pay should have a direct and observable relationship with performance.

        Stock ownership is emphasized.    Stock compensation is a central component of the compensation program. It is our belief that the use of stock provides a fundamental tool in supporting executive and employee motivation. Furthermore, requiring senior executives to hold a fixed amount of stock under specific ownership guidelines supports the overall alignment of executive and shareholder interests.

        Compensation programs will be designed to reflect the competitive market which will support the attraction and retention of talent.    We regularly evaluate current compensation levels to ensure that our executive compensation program reflects the competitive market in which the Company competes for executive talent. Generally, this market is comprised of other energy companies that have a similar mix of gas distribution and diversified energy services.

Elements of Executive Compensation

        Peoples Energy's executive compensation program consists of base salary, annual incentives and long-term incentives.

Base Salary

        Base salary levels are generally targeted at the 50th percentile (median) of comparably sized energy organizations. This market position is targeted because it is our belief that the Company will primarily attract and retain future executives in competition with these organizations. The 50th percentile of the market reflects a reasonable level of the market.

        All employees, including executives, are eligible for annual increases in salary based on an annual review of overall market movement. Annual merit adjustments will be made on the basis of performance of the job, meeting key job requirements and the organization's ability to make these adjustments based on affordability.

Annual Incentive

        All officers are eligible for annual incentive compensation under the Short-Term Incentive Compensation ("STIC") Plan. Compensation under the STIC Plan is paid in cash in accordance with the Board approved plan document. The STIC Plan provides executives with an opportunity to earn a level of compensation that is expressed as a percentage of base salary. The level of compensation is targeted at the level that in combination with base salary approximates the 60th percentile of the market for total cash compensation. In our opinion, this level of the market reflects a reasonable market position because of the difficulty in attaining target on the performance metrics associated with the STIC Plan.

        For fiscal year 2003, awards for certain participants, including Mr. Patrick, were based entirely on corporate performance measures. Other participants' awards were based partly on corporate performance measures and partly on individual or divisional performance measures. For Mr. Patrick and certain other senior executives of the Company, the STIC Plan award opportunities were weighted among six corporate measures—20 percent of the award based on earnings per share, 20 percent based on gas distribution return on equity, 20 percent based on gas distribution operating costs, 25 percent based on operating and equity investment income from diversified businesses, 10 percent based on customer satisfaction, and 5 percent based on vendor diversity. The scale of possible awards percentages ranges from 0 to 200 percent for each measure. The award for each of the measures was determined by comparing the Company's performance to the respective internally established goal for each measure.

        The award percentages determined under the corporate performance measures were added together, resulting in a composite award percentage of 128.6 percent of the target award opportunity for Mr. Patrick and certain other participants whose award opportunity was based solely on corporate performance measures. Based on these results, we calculated, and the non-management directors approved, an award to Mr. Patrick of $602,800 as shown in the Summary Compensation Table on page 12 under the Bonus column.

        For fiscal year 2004, we approved a new set of STIC Plan measures. These measures are financial in nature and financial performance must precede payments under the STIC Plan. For Mr. Patrick these measures are earnings per share, return on equity, and operating income-energy businesses. Performance against these measures is the only basis for annual incentive award payouts—there is no discretion or individual performance factor in the modified STIC Plan. We believe these measures will provide a sound foundation for the plan and will be aligned with the interests of both shareholders and customers. Furthermore, these measures will support greater motivational goals because there are fewer measures than under the previous STIC Plan which will provide a stronger focus on performance.

Long-Term Incentive

        Peoples Energy provided executives with long-term incentive compensation opportunities in stock options, stock appreciation rights and restricted stock. For fiscal year 2003, stock options were granted to officers and approximately 60 other managers and key employees based upon their level of responsibility and ability to impact results.

        The number of stock options and other stock incentives are periodically reviewed against long-term incentive awards that other comparable energy organizations pay to their CEOs and other executives. Under the plan, the vesting of restricted stock grants is independent of Company performance. However, the organization performed above median on a three-year total shareholder return basis relative to its peers for 2003. The table on page 14 provides the total number of options granted for fiscal year 2003 to all employees as a group and the five highest paid executives.

        In 2001, the Board of Directors approved, at the Committee's recommendation, a Long-Term Incentive Plan for Diversified Business Units. (the "DBU LTIP"). Certain designated officers of the Company's diversified business units are participants in the DBU LTIP, including one of the executives named in the Summary Compensation Table of this proxy statement, Mr. Steven W. Nance, President of Peoples Energy Production Company, a subsidiary of the Company. The DBU LTIP is intended to more directly align the interests of certain business unit executives with value creation at the business unit level.

        Under the DBU LTIP, participants may receive Performance Awards, which entitle participants to receive a percentage of their salary based upon the attainment of certain levels of business unit performance over a performance period, as measured by performance measures approved by the Committee. To date, the Committee has generally designated performance periods of three fiscal years, with annual awards to be made under the DBU LTIP based on the attainment of the applicable performance measures over the designated three fiscal year period. Performance measures applicable to the oil and gas production business unit are (1) the compound annual growth rate in proven oil and gas reserves owned at fiscal year end, and (2) the average return on capital employed. The performance measure applicable to the midstream services business unit is operating income of the unit.

        Participants under the DBU LTIP are also eligible to receive Percentage Interest Awards and Equity Interest Awards. A Percentage Interest Award is the right to receive cash in an amount equal to a percentage of the increase in the fair market value of the business unit upon the sale or other divestiture of the business unit by the Company. An Equity Interest Award is a right to receive, in the Committee's discretion, a cash award, an award of restricted common stock, or options to purchase shares of common stock of the business unit following an initial public offering or spin-off of the business unit, expressed as the equivalent of a Percentage Interest.

Stock Ownership Objectives

        The Company has stock ownership guidelines that require officers to hold a pre-determined level of share value in Company stock. The shares included in this ownership level include all grants of vested options and restricted shares as well as other shares held in existing qualified plans such as the 401(k) plan. Ownership guidelines only apply to officers of the organization. These targets are three times salary for the CEO and for other officers range from one-half to two times salary.

        We believe that having such guidelines will provide a strong linkage with the interests of shareholders and continue to endorse their use in the overall executive compensation program.

        Since the guidelines were implemented, ownership levels by executives have grown, from .55 percent to .62 percent of total shares outstanding. We believe the increased level of share ownership by executives and employees fosters a performance-oriented culture and has contributed to the successes of the organization.

CEO Compensation and Performance

        The 2003 compensation for Mr. Patrick, the Company's Chief Executive Officer, consisted of base salary, annual incentive and long-term incentive. We determined and the non-management directors of the Board approved the level for each of these elements using methods consistent with those used for other senior executives.

        In determining Mr. Patrick's 2003 merit increase and incentive awards, we evaluated his performance based on input from all non-management directors as well as financial and operating performance for fiscal 2003.

        Mr. Patrick received an annual incentive award for 2003 of $602,800 based on the Company's performance as determined based on the performance measures under the STIC Plan described above.

        For fiscal year 2003, we recommended and the non-management members of the Board approved the granting of 60,000 Options, 25,000 SARs and 13,625 shares of restricted stock to Mr. Patrick.

2004 Incentive Compensation Plan

        At the 2004 Annual Meeting, shareholders will be asked to consider the proposed 2004 Incentive Compensation Plan. This plan combines both our long-term and short-term incentive programs, except the DBU LTIP. The key features of the plan include:

  1.
  The plan allows for the use of performance shares.    Under the proposed plan, shares are earned on a performance contingent basis relative to one or more performance goals over performance periods of one or more years. For the first three year performance period beginning in fiscal year 2004, we selected total shareholder return relative to comparable energy organizations and the Company's performance against targeted return on capital as the performance goals. There will be a greater weighting on the return on capital goal because it reflects a goal that executives can more directly impact.

  2.
  The plan allows for the use of restricted stock units.    These may be either service vesting or performance vesting and allow for greater flexibility to adjust our stock-based, long-term incentives.

  3.
  The plan will not include the use of stock options.    Based on our review, stock options do not provide the most effective incentive vehicle because such a high proportion of the value of the Company's common stock is tied to dividends, rather than stock price appreciation.

  4.
  The plan will continue to use restricted stock.    While restricted stock does not have explicit performance standards, we believe it is an important component in meeting on-going retention objectives.

  5.
  Shareholders are being requested to approve a total authorization of 700,000 shares.    Annually, the total level of shares used for grants will be approximately .26 percent of common shares. In a year when there is superior performance, this share total could go as high as .32 percent. The new plan will be less dilutive to shareholders than the current plan due to the use of performance shares rather than options.

  6.
  The plan allows annual bonuses to qualify as performance based compensation.    This will enable the Company to fully deduct the bonuses under the plan's short-term component for those that qualify.

  7.
  The plan reflects the Company's compensation and governance policies for the following reasons:

  a.
  The plan does not provide for stock option repricing (of previous option grants) or executive loans.

  b.
  The plan limits the number of shares authorized under the plan to 700,000 shares (no "evergreen" provisions) and the number of shares that can be issued for awards which vest based only on continued service is limited to 350,000.

  c.
  The plan will be administered by the Compensation Committee.

  d.
  The plan provides for vesting based on continued service for all restricted stock grants. The Company currently uses a five-year vesting schedule. We believe this is longer than typically observed and provides for a strong retention incentive.

        If the plan is approved by shareholders, no more awards will be made out of the Long-Term Incentive Compensation Plan or the STIC Plan.

Deductibility of Executive Compensation

        The Internal Revenue Code precludes the Company from taking a deduction for compensation in excess of $1 million for officers named in the Summary Compensation Table. Certain performance-based compensation is specifically exempt from the deduction limit. The Company's policy is generally to qualify, to the extent deemed reasonable by the Committee, the compensation of executive officers for deductibility under applicable tax laws and the shareholder approved plans. A portion of Mr. Patrick's compensation, in the amount of $405,000 was not deductible by the Company in fiscal year 2003.

Conclusion

        We are satisfied that the Company's compensation plans are designed and administered to support a strong performance-oriented culture that is aligned with the interests of the Company and its shareholders. In addition, the program reflects reasonable levels of compensation as compared to similar organizations within Peoples Energy's industry.

SUBMITTED BY THE COMPENSATION COMMITTEE

William J. Brodsky, (Chairman)
James R. Boris
Dipak C. Jain
Michael E. Lavin
Lester H. McKeever
Richard P. Toft
Homer J. Livingston, Jr. ex officio

Performance Graph

        The following graph compares the cumulative total shareholder return on Company common stock to the cumulative total return of the S&P 500 Index, the S&P Utilities Index, and a peer group selected by the Company comprised of energy companies with substantial gas distribution operations, weighted by market capitalization, over a five-year period ending September 30, 2003. The graph assumes that the value of investment in Company common stock and each index was $100 on September 30, 1998, and that all dividends were reinvested.

        The peer group is comprised of the following companies: AGL Resources Inc.; KeySpan Corporation; The Laclede Group, Inc.; New Jersey Resources Corporation; Nicor, Inc.; Northwest Natural Gas Company; Piedmont Natural Gas Company Inc.; Sempra Energy; Vectren Corporation and WGL Holdings, Inc. The Company believes that the peer group companies are more similar to the Company for purposes of comparing total returns on an investment than are the companies in the S&P Utilities Index, which include electric utilities and many companies with much larger market capitalizations than that of the Company. The group of companies referred to in the "Report of the Compensation Committee on Executive Compensation" in this proxy statement and used to establish a market reference for a competitive executive compensation program is broader than the peer group used in the above performance graph.

ITEM 2.    APPROVAL OF THE 2004 INCENTIVE COMPENSATION PLAN

        On December 5, 2004, the Board of Directors unanimously approved and adopted the 2004 Incentive Compensation Plan ("2004 Plan"). The 2004 Plan will become effective upon its approval by shareholders. Each of the executive officers of the Company will be eligible for awards under the 2004 Plan, and accordingly, has a substantial interest in the 2004 Plan becoming approved.

        As described in greater detail below, the 2004 Plan is comprised of two sub-plans: (i) the Long-Term Incentive Compensation Plan ("Long-Term Plan"), and (ii) the Short-Term Incentive Compensation Plan ("Short-Term Plan").

        If approved by shareholders, the 2004 Plan will replace the Company's current Long-Term Incentive Compensation Plan, originally effective February 22, 1990 ("1990 LTIP"), and no further awards will be made under the 1990 LTIP.1However, should shareholders fail to approve the 2004 Plan, awards will continue to be made under the 1990 LTIP. The 1990 LTIP provides for the award of stock options, stock appreciation rights, and restricted stock to key management employees. As described below, the Long-Term portion of the 2004 Plan provides for the award of restricted stock, restricted stock units, and performance shares to key management employees; it does not provide for the award of stock options or stock appreciation rights.

1
As of January 1, 2004, there remained 1,173,130 shares of the Company's common stock available for grants of options or restricted stock under the 1990 LTIP, of which no more than 303,650 may be used for grants of restricted stock. If the 2004 Plan is approved by shareholders, these shares will not be available under the 2004 Plan, and as noted above, no further awards will be granted under the 1990 LTIP.

        If approved by shareholders, the 2004 Plan will also replace the Peoples Energy Corporation Short-Term Incentive Compensation Plan, originally effective October 1, 1992 ("1992 STIP"). The 1992 STIP provides for the awarding of cash bonuses to employees of the Company (and its subsidiaries) based on levels of achievement under preestablished performance measures. Should shareholders fail to approve the 2004 Plan, awards will continue to be made under the 1992 STIP. The Short-Term Plan portion of the 2004 Plan also provides for the awarding of cash bonuses to employees of the Company (and its subsidiaries) based on levels of achievement under preestablished performance measures.

        A copy of the 2004 Plan is attached as Appendix E. All statements herein are only intended to summarize the 2004 Plan and are qualified in their entirety by reference to the 2004 Plan document itself.

The 2004 Plan

        The following is a brief description of the 2004 Plan.

        Administration.    The 2004 Plan is administered by the Compensation Committee of the Board of Directors ("Committee") for employees other than the CEO. The Committee has the duty to select the individuals to whom restricted stock awards, restricted stock units, performance shares, cash bonus opportunities, or combinations thereof are to be granted, determine the amount and the extent of such individuals' participation, interpret provisions of the 2004 Plan, and promulgate, amend and rescind rules for its administration. In matters pertaining to the grant of awards to the Company's chief executive officer under the 2004 Plan, the Committee's actions are subject to the ratification of a majority of the non-employee directors of the Company who are also independent directors under the New York Stock Exchange rules.

        Term, Amendment and Termination.    If not terminated sooner by the Board of Directors, the 2004 Plan will terminate on the date immediately preceding the tenth anniversary of the Plan's effective date and no awards or cash bonus opportunities will be granted after that date. The Board of Directors may amend, revise or terminate the 2004 Plan at any time. However, the Board may not extend the term of the

2004 Plan, and any amendment which would impair the rights of an award recipient with respect to awards previously granted requires such recipient's consent.

        Modifications of Awards.    The Committee may amend or modify any outstanding award in any manner if the Committee would have had the authority to make such an award as so amended or modified. However, any such amendment or modification of an outstanding award that would impair the recipient's rights requires the recipient's consent.

        The Long-Term Plan.    As noted above, the 2004 Plan is comprised of two sub-plans: (i) the Long-Term Plan, and (ii) the Short-Term Plan. The purpose of the Long-Term Plan is to align the interests of key management employees ("key employees") with those of shareholders, thereby increasing those employees' interest in the financial success and growth of the Company.

        Shares Subject to the Long-Term Plan.    Subject to adjustments as described below, up to 700,000 shares of the Company's common stock will be available for issuance with respect to awards under the Long-Term Plan. However, no more than 350,000 shares of the Company's common stock may be granted for restricted stock and for awards of restricted stock units under the Long-Term Plan that provide for vesting solely upon continued service. As of December 31, 2003, the closing price of the Company's common stock on the New York Stock Exchange was $42.04 per share.

        If shares of common stock covered by restricted stock awards under the Long-Term Plan are cancelled, forfeited, waived, surrendered or terminated, or if any restricted stock unit or performance share is cancelled, forfeited, waived, surrendered or terminated without the delivery of common stock, if the recipient tenders previously-acquired shares in satisfaction of applicable withholding tax obligation, or if any shares of common stock covered by an award are not delivered to the award recipient because such shares are withheld to satisfy applicable withholding tax obligations, such shares will again be available for further grants under the Long-Term Plan. Shares of common stock delivered in payment of an award may be authorized but unissued shares of common stock of the Company, treasury stock, or shares of common stock purchased on the open market.

        Individual Limitations.    Subject to adjustments as described below, no individual may be granted, within one fiscal year of the Company, awards of performance shares and/or restricted stock units with vesting based on the achievement of one or more performance goals (or any combination of such performance shares and restricted stock units with performance-based vesting) covering more than 100,000 shares of common stock. Additionally, subject to adjustments as described below, no individual may be granted, within one fiscal year of the Company, awards of restricted stock and/or restricted stock units with vesting based solely upon continued service (or any combination of restricted stock and/or such service-contingent restricted stock units) covering more than 100,000 shares of common stock.

        If there is a change in the common stock of the Company through the declaration of stock dividends, or through recapitalization resulting in stock split-ups, or combinations or exchanges of shares, or otherwise, the Long-Term Plan authorizes the Committee to make appropriate adjustments in the number of shares authorized for grants, in the number and kind of shares covered by outstanding awards, and in the limits described above on the number of shares available for grant to individuals per fiscal year.

        Eligibility.    Participation in the Long-Term Plan is open to key management employees of the Company and its subsidiaries, as selected by the Committee. In selecting employees of the Company and its subsidiaries who receive awards under the Long-Term Plan, the Committee considers the individual's position and responsibilities, nature of service to the Company, and past, present and potential contributions to the success of the Company. As of December 31, 2003, approximately 25 individuals employed in management positions in the Company and its subsidiaries are currently identified as key employees, making them eligible for grants under the Long-Term Plan. However, the number of key management employees of the Company and its subsidiaries could increase or decrease in the future at any time.

        Restricted Stock.    Key employees of the Company and its subsidiaries may be granted restricted stock under the Long-Term Plan, either alone or in combination with other Long-Term Plan and Short-Term Plan awards.

        Restricted stock are shares of the Company's common stock awarded to eligible employees that are subject to forfeiture if the conditions to vesting that are set forth in the related award agreement are not met. Vesting of restricted stock will be based on the continued service of the recipient. Restricted stock awards granted to date under the 1990 LTIP vest in equal annual increments over a five-year period from the date of grant and are subject to forfeiture if the recipient fails to remain employed until the applicable vesting date.

        Unless otherwise provided in the applicable award agreement, the grant of a restricted stock award will entitle the recipient to vote the shares of Company common stock covered by such award and to receive dividends thereon.

        The recipient may not transfer or otherwise dispose of such shares until the restrictions thereon lapse. If a recipient's employment with the Company terminates, other than by reason of death, disability or retirement on or after attaining age 65 (or on an earlier date established by the Committee), the recipient forfeits all rights to the unvested portion of the restricted stock award. In addition, the Committee (and with respect to the CEO, the Committee subject to the ratification of a majority of the non-employee, independent directors) may, in its sole discretion, accelerate the vesting of any restricted stock awards granted under the Long-Term Plan. Additionally, in the event of a change in control (as defined in the common provisions of the 2004 Plan), any grants of restricted stock under the Long-Term Plan will become immediately fully vested.

        Restricted Stock Units.    Key employees of the Company and its subsidiaries may be granted restricted stock units under the Long-Term Plan, either alone or in combination with other Long-Term and Short-Term Plan awards.

        A restricted stock unit is a contingent right to receive a share of common stock of the Company that is subject to forfeiture if the conditions to vesting that are set forth in the related award agreement are not met. Vesting may be based on the continued service of the recipient, upon the achievement of one or more performance goals established by the Committee, or upon a combination of continued service by the recipient and the achievement of one or more performance goals. The performance goals will be based on one or more performance criteria set forth in the 2004 Plan and described below.

        The Long-Term Plan provides for 100% vesting of a recipient's restricted stock units if the recipient terminates employment by reason of death or disability. If the recipient terminates employment by reason of retirement on or after age 65 (or an earlier date established by the Committee), the Long-Term Plan provides for (i) 100% vesting of a recipient's restricted stock units if vesting is based solely on continued service, and (ii) as provided in the Award Agreement in the case of restricted stock units with vesting based solely or in part on the achievement of one or more performance goals. If the employment of a restricted stock units recipient terminates other than by reason of death, disability, or retirement on or after attaining age 65 (or an earlier date established by the Committee), the recipient forfeits all rights to any restricted stock units that remain unvested at the time of such termination. However, the Committee may accelerate the vesting of any or all grants of restricted stock units if vesting is based solely on continued service.

        The Committee (and with respect to the CEO, the Committee, subject to the ratification of a majority of the non-employee, and independent directors) may, in its sole discretion, accelerate the vesting of any restricted stock units granted under the Long-Term Plan if vesting is based solely on continued service. Additionally, in the event of a change in control (as defined in the common provisions of the 2004 Plan), any grants of restricted stock units under the Long-Term Plan will become immediately fully vested. Prior to an actual delivery of shares of common stock in settlement of a restricted stock units grant, a recipient acquires no rights of a shareholder.

        Restricted stock units may not be sold, assigned, transferred or pledged or otherwise encumbered, but a recipient may designate one or more beneficiaries to whom shares of common stock covered by a grant of restricted stock units will be transferred in the event of the recipient's death.

        Subject to the share limitations described above for shares authorized under the Long-Term Plan, the Committee (and with respect to the CEO, the Committee, subject to the ratification of a majority of the non-employee and independent directors) may, in its discretion, provide in a restricted stock units award agreement that the recipient will be entitled to receive dividend equivalents with respect to his or her restricted stock units. Dividend equivalents may, in the discretion of the Committee, be paid in cash or credited to the recipient as additional restricted stock units, or any combination of cash and additional restricted stock units. The amount that can be paid to a recipient as a dividend equivalent cannot exceed the amount that would be payable as a dividend if the restricted stock unit were actually a share of common stock. If credited to the recipient as additional restricted stock units, the additional restricted stock units will vest at the same time as the restricted stock units to which they relate.

        Restricted stock units will be settled by the delivery to the recipient of shares of common stock equal in number to the number of the recipient's restricted stock units that are vested as of the date of the recipient's termination of employment. The Committee may in its discretion allow a restricted stock unit recipient to defer such delivery of common stock to a later date, under such terms and conditions established by the Committee.

        Performance Shares.    Key employees of the Company and its subsidiaries may be granted performance shares under the Long-Term Plan, either alone or in combination with other Long-Term Plan or Short-Term Plan awards.

        A performance share is a contingent right to receive a share of common stock of the Company in the future, pursuant to the terms of a grant made under the Long-Term Plan and the related award agreement. For any grant of performance shares, the Committee will establish (i) one or more performance goals, and (ii) a performance cycle (period) of not less than one year. The performance goals will be based on one or more performance criteria set forth in the 2004 Plan's common provisions and described below. At the expiration of the performance cycle, the Committee will determine and certify the extent to which the performance goals were achieved. The Committee will then determine the number of performance shares to which a recipient of performance shares under the grant is entitled, based upon the number of performance shares originally granted to the recipient and the level of performance achieved. Performance shares will be settled by the delivery of shares of common stock of the Company as soon as practicable after the close of the performance cycle.

        If a performance share recipient's employment with the Company terminates other than by reason of death, disability, or retirement prior to the last day of a performance cycle, the recipient will forfeit the performance shares granted with respect to such performance cycle. If a performance share recipient's employment with the Company terminates by reason of death or disability prior to the last day of a performance cycle, the performance goals for the recipient's performance shares will be deemed to have been achieved at target levels, and the recipient will be entitled to a pro rata distribution of shares of common stock in settlement of the performance shares, to be delivered as soon as practicable following the recipient's death or disability. The pro rata distribution will be based on the number of months during the performance cycle that the recipient was employed by the Company. If a performance share recipient's employment with the Company terminates by reason of retirement on or after attaining age 65 (or an earlier date determined by the Committee) prior to the last day of a performance cycle, the recipient will be entitled to a pro rata distribution of shares of common stock in settlement of the performance shares, based upon the performance goals achieved. The pro rata distribution will be based on the number of months during the performance cycle that the recipient was employed by the Company and will be payable at the same time distributions are payable to the recipients who remained employed by the Company through the last day of the performance cycle. If there is a change in control (as defined in the common provisions of the 2004 Plan), the performance goals of all outstanding performance shares granted under the Long-Term Plan shall be deemed to have been achieved at target levels, and a recipient shall be entitled to a pro rata distribution of shares of common stock in settlement of the performance shares, based upon the number of months during the performance cycle that the recipient was employed by the Company, up to the date of the change in control. Prior to an actual delivery of shares of common stock in settlement of a performance shares grant, a recipient acquires no rights of a shareholder. Performance shares may not be sold, assigned, transferred or pledged or otherwise encumbered, but a recipient may designate one or more beneficiaries to whom shares of common stock covered by a grant of performance shares will be transferred in the event of the recipient's death.

        Listing, Registration and Securities Law Compliance.    Under the Long-Term Plan, the Committee may delay the payment or delivery of common stock in settlement of any award if it determines that the listing or registration of the shares upon a securities exchange or quotation system is necessary or desirable. In addition, the delivery or payment of common stock in settlement of awards under the Long-Term Plan must be in compliance with applicable state and federal laws.

        The Short-Term Plan.    The purposes of the Short-Term Plan are: (i) to provide meaningful incentives to participants that will benefit shareholders and customers through performance improvements in areas of strategic concern to the Company; (ii) to provide competitive levels of compensation to enable the Company to attract and retain people who are able to make a significant contribution to the Company's success; and (iii) to encourage teamwork and cooperation in the achievement of Company goals.

        Eligibility and Participation.    All full-time employees of the Company and its subsidiaries who occupy a position in an officer salary grade and are employed by the Company prior to April 1 of the relevant fiscal year of the Company are eligible to receive an award opportunity under the Short-Term Plan. Any award paid to an employee who becomes eligible to participate in the Short-Term Plan after the commencement of a fiscal year but prior to April 1 will be prorated. As of December 31, 2003, 27 individuals employed at the Company and its subsidiaries hold positions in officer salary grades, making them eligible for grants under the Short-Term Plan. However, the number of employees of the Company and its subsidiaries in such positions could increase or decrease in the future at any time.

        Awards.    The Short-Term Plan provides that cash bonuses may be awarded to officers of the Company and its subsidiaries based on levels of achievement under performance measures established at the beginning of each fiscal year. These awards may be made alone or in conjunction with other awards under the 2004 Plan. Prior to the beginning of each fiscal year, or as soon as practicable thereafter, the Committee will identify the officers who will be participants for the year and will establish award opportunities for each participant based on the participant's base salary. The amount of the cash bonus may vary with levels of achievement of the selected performance measures. However, no award may exceed 200% of a participant's base annual salary for the fiscal year for which the award would be paid.

        The Committee (and with respect to the CEO, the Committee, subject to the ratification of a majority of the non-employee and independent directors) will establish performance measures and align the measures with award opportunities for the CEO and certain other senior officers and will establish guidelines within which the CEO may assign performance measures and align the measures with award opportunities for the remaining participants. The performance measures may be based on any combination of corporate, divisional, and/or individual measures and must be established no later than 90 days after the beginning of the fiscal year. The Committee may also establish one or more Company-wide performance measures which must be achieved for any participant to receive an award for that year. The performance measures that are intended by the Committee to qualify as performance-based compensation of Section 162(m) of the Internal Revenue Code of 1986, as amended ("Code") must be one or more of the performance goals, as described below. Performance measures may be adjusted for external changes or other anticipated business conditions or for a plan year of less than 12 months.

        For each participant, awards are computed at the end of each year on the basis of the participant's previously established award opportunity and the level of achievement of the performance measures. Unless otherwise specified by the Committee in the award opportunity guidelines, these computed amounts may be adjusted upwards or downwards in the Committee's discretion for all participants other than the CEO. In the case of the CEO, the Committee may, subject to the ratification of a majority of the Committee's non-employee, and independent directors, decrease the CEO's computed award and may also increase the CEO's computed award unless increases are prohibited under the terms of the applicable award opportunity guidelines.

        If a participant dies or retires prior to the end of the fiscal year, the award will be prorated based on the number of weeks that the participant was employed during the year. If a participant terminates employment by reason of disability (as determined by the Committee), the Committee may in its discretion pay the participant the full amount of the award or a reduced amount. A participant may appoint one or more beneficiaries to receive payment of an award in the event of the participant's death.

        If a participant terminates employment prior to the end of the fiscal year for any reason other than death, retirement, or disability, the participant forfeits all rights to the payment of an award. However, except in the case of a termination for cause (as defined in the Short-Term Plan), the Committee (and with respect to the CEO, the Committee, subject to the ratification of a majority of the non-employee, and independent directors) may in its discretion pay a prorated award.

        In the event of a change in control during the fiscal year, a participant will be entitled to a prorated award, computed at target level of achievement, based on the number of full weeks during the fiscal year, and prior to the change in control, that the participant was an officer grade employee.

        Final award determinations are paid in single-sum cash payments within 85 days following the close of the fiscal year. The Committee may in its discretion permit participants to voluntarily defer all or a portion of any award payment. If the Committee decides to permit a deferral, it will provide for the payment of interest on amounts deferred.

        Prior to actual payment, awards under the Short-Term Plan are not assignable or transferable or subject to lien, execution, levy, garnishment, attachment, pledge or bankruptcy.

        New Plan Benefits.    As described above, benefits that may be paid under the 2004 Plan are subject to maximum plan and maximum individual limitations. The actual benefits that will be paid under the 2004 Plan will depend upon a number of factors, including the market value of the Company's common stock on future dates, and in the case of Short-Term Plan awards, performance shares and restricted stock units with vesting based on the achievement of one or more performance goals, actual performance of the Company (both absolutely, and in some cases, as measured against the performance of peer companies), and decisions made by performance share recipients. Since these factors are not known at this time, the benefits or amounts paid under the 2004 Plan, and the market value of such awards, are not yet determinable. In addition, because of these unknown variables, it is not possible to determine the benefits that might be received by recipients under the 2004 Plan.

        Effective Date.    If approved by the shareholders, the 2004 Plan described above will be effective as of the date of approval.

TAX CONSEQUENCES

        The Company has been advised by McGuireWoods LLP, tax counsel to the Company, that, under the present provisions of the Code , the Federal income tax consequences of the 2004 Plan are as follows:

Restricted Stock Awards

        A recipient will not realize taxable income at the time of grant of a restricted stock award, assuming that the restrictions constitute a substantial risk of forfeiture for Federal income tax purposes. Upon the vesting of shares of Company common stock subject to an award, the recipient will realize ordinary income in an amount equal to the excess of the fair market value of such shares at such time over the amount paid by the recipient, if any. The Company will be entitled to a deduction equal to the amount of ordinary income realized by the recipient. Such deduction is allowed in the taxable year of the Company which includes the end of the recipient's taxable year in which the amount is included in the recipient's income. Dividends paid to the recipient during the restriction period will be taxable as compensation income to the recipient at the time paid and will be deductible at such time by the Company. The recipient of a restricted stock award may, by filing an election with the Internal Revenue Service within 30 days of the date of grant of the restricted stock award, elect to be taxed at the time of grant of the award on the excess of the then fair market value of the shares of Company common stock over the amount paid by the recipient, if any, in which case (1) the Company will be entitled to a deduction equal to the amount of ordinary income realized by the recipient (such deduction is allowed in the taxable year of the Company which includes the end of the recipient's taxable year in which the amount is included in the recipient's income), (2) dividends paid to the recipient during the restriction period will be taxable as dividends to the recipient and not deductible by the Company, and (3) there will be no further tax consequences to either the recipient or the Company when the restrictions lapse.

Restricted Stock Units

        A recipient will not realize taxable income at the time of the grant or vesting of a restricted stock unit. Upon the settlement of a performance share by the delivery of common stock of the Company to the recipient, the recipient will realize ordinary income equal to the amount of the fair market value of any shares issued or transferred, determined as the date of delivery or transfer. The Company will be entitled to a deduction equal in amount to the amount of ordinary income realized by the recipient. Such deduction is allowed in the taxable year of the Company which includes the end of the recipient's taxable year in which the amount is included in the recipient's income. Dividend equivalents paid to the recipient in cash will be taxable as compensation income to the recipient at the time paid and will be deductible by the Company at that time.

        Dividend equivalents credited to the recipient as additional restricted stock units will be includible in the recipient's ordinary income, and the Company will be entitled to a corresponding tax deduction as described above for the delivery of shares in settlement of restricted stock units.

        If a recipient's settlement of a restricted stock unit award is deferred, as allowable under the Long-Term Plan and as may be permitted by the Committee, the recipient will realize ordinary income equal to the amount of cash received as of the date of payment. The Company will be entitled to a deduction equal in amount to the amount of the fair market value of any shares issued or transferred, determined as of the date of delivery or transfer. Such deduction is allowed in the taxable year of the Company which includes the end of the recipient's taxable year in which the amount is included in the recipient's income.

Performance Shares

        A recipient will not realize taxable income at the time of grant of a performance share. Upon the settlement of a performance share by the delivery of common stock of the Company to the recipient, the recipient will realize ordinary income equal to the amount of the fair market value of any shares issued or transferred, determined as of the date of delivery or transfer. The Company is entitled to a corresponding income tax deduction at the same time and in an equal amount.

Short-Term Plan Awards

        A recipient will not realize taxable income at the time of the grant of an award opportunity under the Short-Term Plan. Upon the payment of cash in settlement of an award under the Short-Term Plan, the recipient will realize ordinary income equal to the amount of cash received, as of the date of payment. The Company is entitled to a corresponding income tax deduction at the same time and in an equal amount.

        If a recipient's cash payment in settlement of an award is deferred, as allowable under the Short-Term Plan and as may be permitted by the Committee, the recipient will realize ordinary income equal to the amount of cash received as of the date of payment. The Company will be entitled to a deduction equal in amount to the amount of ordinary income realized by the recipient. Such deduction is allowed in the taxable year of the Company which includes the end of the recipient's taxable year in which the amount is included in the recipient's income.

Section 162(m) Limit

        Section 162(m) of the Code generally limits a public company's Federal income tax deduction for compensation paid to any of its executive officers to $1,000,000 per year. However, certain "performance-based compensation" paid to such officers is exempt from the $1,000,000 annual deduction limit.

        The 2004 Plan is designed to enable the Company to provide grants of performance shares under the Long-Term Plan to the Company's executive officers that will satisfy the requirements of the exception of Section 162(m) for performance-based compensation. The 2004 Plan is also designed so that awards of restricted stock units under the Long-Term Plan and awards under the Short-Term Plan may be made in a manner which satisfies the performance-based compensation exception of Section 162(m). Accordingly, (i) the right to receive a share of common stock in settlement of a performance share, and, (ii) if the Committee intends that a restricted stock units award or a Short-Term Plan bonus satisfy the performance-based compensation exception, the right to receive a share of common stock in settlement of a restricted stock unit or a cash bonus under the Short-Term Plan, will be contingent upon the achievement of objective performance goals established by the Committee at the time of grant.

        Under the 2004 Plan, a performance goal will be based on one or more of the following criteria: total shareholder return; return on invested capital, equity or assets; operating profit; earnings per share; sales or revenues; operating expenses; common stock price appreciation; cash flow; increases in economic value of a subsidiary, division, business unit, or asset or group of assets of the Company or any subsidiary, division, or business unit; pre-tax income or after-tax income; or reductions in expenses, which reductions may be expressed in terms of absolute numbers and/or as a percentage decrease. The performance goals may be based on the performance of the Company generally or relative to peer company performance and may be based on a comparison of actual performance during a performance period against budget for such period. A performance goal may include a threshold level of performance below which no payout of shares of common stock will occur, target levels at which a full payout will occur and (or) a maximum level at which a specified additional payout will occur. The level of achievement of a performance goal will be determined in accordance with generally accepted accounting principles and shall be subject to certification by the Committee. Under the 2004 Plan, the Committee does have the discretion, to the extent such discretion is consistent with the "qualified performance-based exception" of the Code and its regulations, to make equitable adjustments to performance goals in recognition of unusual or non-recurring events affecting the Company or a subsidiary or the financial statements of the Company or any subsidiary, or for changes in the law or accounting principles. Once a performance goal is established, the Committee will have no discretion to increase the amount of compensation that would otherwise be payable to a recipient upon attainment of the performance goal.

Income Tax Withholding

        Upon a recipient's realization of income, the Company is obligated to withhold against the recipient's Federal and state income and employment tax liability. Payment of the withholding obligation can be made from other amounts due from the Company to the recipient or with shares of Company common stock owned by the recipient. If the recipient elects to tender shares of Company common stock or to reduce the number of shares the recipient is otherwise entitled to receive to satisfy the withholding obligation, the shares tendered or reduced will be treated as having been sold to the Company.

VOTE REQUIRED FOR APPROVAL

        The affirmative vote of a majority of the votes of the shares represented at the meeting and entitled to vote will be required for approval of the 2004 Plan. Abstentions will have the effect of votes against the proposal. Broker non-votes will not affect the outcome of the vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE 2004 PLAN.

Equity Compensation Plan Information

        The following table sets forth information concerning securities to be issued upon exercise of outstanding options, warrants and rights under the Company's existing equity compensation plans and the number of securities remaining available for issuance under these existing plans at September 30, 2003. As of January 1, 2004, there remained 1,173,130 shares of the Company's common stock available for grants of options or restricted stock under the 1990 LTIP, of which no more than 303,650 may be used for grants of restricted stock. If the 2004 Plan is approved by shareholders, these shares will not be available under the 2004 Plan, and as noted above, no further awards will be granted under the 1990 LTIP.

	(A)		(B)	(C)
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column A)
Equity compensation plans approved by security holders	1,111,308	(1)(2)	$37.45	1,218,580	(3)(4)
Equity compensation plans not approved by security holders (5)	78,113	(6)	$36.65	114,987
Total	1,189,421		—	1,333,567

(1)
Excludes 199,500 SARs outstanding and exercisable under the Company's 1990 Plan. The grant of an SAR enables the recipient to receive, for each SAR granted, cash in an amount equal to the excess of the fair market value of one share of Company common stock on the date the SAR is exercised over the fair market value of one share on the date the SAR was granted. No security is issued upon the exercise of a SAR.

(2)
Includes 63,308 share equivalents held for the account of participants in the Company's Directors Deferred Compensation Plan.

(3)
Excludes 2,406,175 SARs remaining available for issuance under the Company's 1990 Plan.

(4)
Includes 352,000 RSAs remaining available for issuance under the Company's 1990 Plan.

(5)
Securities under the Company's DSOP. Under the DSOP, on May 1 of each year, through 2002, each nonemployee director of the Company received, as part of his or her annual retainer, a stock payment of 300 shares of common stock and options to purchase 3,000 shares of common stock. The exercise price for each option equals one hundred percent (100 percent) of the mean between the highest and lowest quoted selling price for the Company's common stock in the New York Stock Exchange Composite Transactions on

  the last day in April for which the New York Stock Exchange was open for trading in the year of the grant. Options granted under the plan have a 10-year term. The DSOP was amended by the Board of Directors in December, 2002 so that beginning in May, 2003 each nonemployee director of the Company receives, as part of his or her annual retainer an annual award of 1,000 deferred shares of commons stock of the Company, which replaces the annual grant of 300 shares and 3,000 options previously provided for by the DSOP.

(6)
Includes 9,113 deferred shares held for the account of participants in the Company's DSOP.

Other Matters

        Management does not know of any matters to be presented at the meeting other than those mentioned in the Notice of Annual Meeting of Shareholders. However, if other matters come before the meeting, it is the intention of the persons named in the accompanying proxy to vote said proxy in accordance with their judgment on such matters.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, as well as persons who are beneficial owners of more than 10 percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission and the New York Stock Exchange, and to furnish the Company with copies of these forms. To the Company's knowledge, based solely on its review of the Forms 3, 4 and 5 submitted to the Company, the Company believes that all officers and directors of the Company complied with all filing requirements imposed by Section 16(a) of the Exchange Act during fiscal 2003. Currently, there are no persons who hold more than 10 percent of the common stock of the Company.

Shareholder Proposals

        Any proposals by shareholders that are intended to be presented for action at the 2005 Annual Meeting of Shareholders of the Company must be received by the Company by September 8, 2004, to be considered for inclusion in the proxy statement and form of proxy relating to such meeting. Under the Company's By-Laws, a shareholder's proposal to be presented for action at the 2005 Annual Meeting of Shareholders must be received by the Company no later than the tenth day after notice of that meeting is mailed to shareholders.

PETER KAUFFMAN Secretary
January 6, 2004

APPENDIX A

PEOPLES ENERGY CORPORATION

CATEGORICAL STANDARDS FOR DIRECTOR INDEPENDENCE

        I.    Introduction

        A director of Peoples Energy Corporation ("Peoples Energy") who meets all of the following Categorical Standards for Director Independence will be considered independent. In addition, a director who is a member of Peoples Energy's Audit Committee must meet the heightened criteria set forth below in Section IV to be considered independent for the purposes of membership on the Audit Committee. These categorical standards may be amended from time to time by Peoples Energy's Board of Directors.

        Directors who do not meet these categorical standards for independence can also make valuable contributions to Peoples Energy and its Board of Directors by reason of their knowledge and experience.

        In addition, if a director meets the standards set forth below, a director will not be considered independent unless the Board of Directors of Peoples Energy affirmatively determines that the director has no material relationship with Peoples Energy (either directly or as a partner, shareholder or officer of an organization that has a relationship with Peoples Energy). In making its determination, the Board of Directors shall broadly consider all relevant facts and circumstances. Material relationships can include commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships, among others.

        II.    Definitions

        An "immediate family member" includes a person's spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than domestic employees) who shares such person's home. When considering the application of the three year period referred to in each of paragraphs III.1 through III.5 below, Peoples Energy need not consider individuals who are no longer immediate family members as a result of legal separation or divorce, or those who have died or become incapacitated.

        The "company" includes any subsidiary in a consolidated group with Peoples Energy.

        III.    Standards for Directors

        The following standards have been established to determine whether a director of Peoples Energy is independent:

        1.     A director who is an employee, or whose immediate family member is an executive officer, of Peoples Energy is not independent until three years after the end of such employment relationship. Employment as an interim Chairman or CEO shall not disqualify a director from being considered independent following that employment.

        2.     A director who receives, or whose immediate family member receives, more than $100,000 per year in direct compensation from Peoples Energy, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), is not independent until three years after he or she ceases to receive more than $100,000 per year in such compensation. Compensation received by a director for former service as an interim Chairman or CEO need not be considered in determining independence under this test. Compensation received by an immediate family member for service as a non-executive employee of Peoples Energy need not be considered in determining independence under this test.

A-1

        3.     A director who is affiliated with or employed by, or whose immediate family member is affiliated with or employed in a professional capacity by, a present or former internal or external auditor of Peoples Energy is not "independent" until three years after the end of the affiliation or the employment or auditing relationship.

        4.     A director who is employed, or whose immediate family member is employed, as an executive officer of another company where any of Peoples Energy's present executives serve on that company's compensation committee is not "independent" until three years after the end of such service or the employment relationship.

        5.     A director who is an executive officer or an employee, or whose immediate family member is an executive officer, of a company that makes payments to, or receives payments from, Peoples Energy for property or services in an amount which, in any single fiscal year, exceeds the greater of $1 million, or 2% of such other company's consolidated gross revenues, is not "independent" until three years after falling below such threshold.1

1
In applying this test, both the payments and the consolidated gross revenues to be measured shall be those reported in the last completed fiscal year. The look-back provision for this test applies solely to the financial relationship between the Company and the director or immediate family member's current employer; the Company need not consider former employment of the director or immediate family member. Charitable organizations shall not be considered "companies" for purposes of this test, provided however that the Company shall disclose in its annual proxy statement any charitable contributions made by the Company to any charitable organization in which a director serves as an executive officer if, within the preceding three years, contributions in any single fiscal year exceeded the greater of $1 million, or 2% of such charitable organization's consolidated gross revenues.

        6.     The three year period referred to in paragraphs III.1 through III.5 above will be applied consistent with the New York Stock Exchange's transition rules, which permit a one year look-back period until November 4, 2004. Accordingly, until November 4, 2004, a one year period, rather than a three year period, shall apply to the determination of independence and the application of paragraphs III.1 through III.5 above.

        IV.    Standards for Audit Committee Members

        In addition to satisfying the criteria set forth in Section III above, directors who are members of Peoples Energy's Audit Committee will not be considered independent for purposes of membership on the Audit Committee unless they satisfy the following criteria:

        1.     A director who is a member of the Audit Committee may not, other than in his or her capacity as a member of the Audit Committee, the Board of Directors, or any other Board committee, accept directly or indirectly any consulting, advisory, or other compensatory fee from Peoples Energy or any subsidiary thereof, provided that, unless the rules of the New York Stock Exchange provide otherwise, compensatory fees do not include the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with Peoples Energy (provided that such compensation is not contingent in any way on continued service).

        2.     A director, who is a member of the Audit Committee may not, other than in his or her capacity as a member of the Audit Committee, the Board of Directors, or any other Board committee, be an affiliated person of Peoples Energy or any subsidiary thereof.

        3.     If an Audit Committee member simultaneously serves on the audit committees of more than three public companies, the Board must determine that such simultaneous service would not impair the ability of such member to effectively serve on Peoples Energy's Audit Committee.

Approved: December 18, 2003

A-2

APPENDIX B

P E O P L E S    E N E R G Y    C O R P O R A T I O N

GUIDELINES FOR

MEMBERSHIP ON THE BOARD OF DIRECTORS

                                April 2, 2003

GUIDELINES FOR
MEMBERSHIP ON THE BOARD OF DIRECTORS

        These Guidelines set forth the policies of the Board of Directors of Peoples Energy Corporation (the "Company") regarding membership on the Board of Directors. These Guidelines are only guidelines and may be waived by the Board or the Nominating-Governance Committee or changed by the Board as it deems appropriate.

1.
Criteria for Selection

  In seeking individuals to fill director vacancies on the Company's Board of Directors, the Nominating-Governance Committee will strive to:

  A)
  Recommend candidates for director positions who:

  i)
  Have demonstrated leadership, as well as significant years of service, in an area of endeavor such as business, law, public service, banking or academia;

  ii)
  Have a background that serves the Board's interest in a membership comprised of individuals with varied occupational experience and perspective;

  iii)
  Have sufficient time to devote to Company business;

  iv)
  Possess a strong educational background or equivalent life experience;

  v)
  Exhibit strong evidence of honesty and sound business judgement;

  vi)
  Have a history of community involvement and civic-mindedness;

  vii)
  Are not engaged in any activity adverse to, or do not serve on the board of another company whose interests are adverse to, or in conflict with the Company's interests;

  viii)
  Possess the ability to oversee, as a director, the business and affairs of the Company for the benefit of the Company's shareholders while keeping in perspective the interests of the Company's customers, employees and the general public.

  B)
  Maintain a Board that reflects demographic diversity.

2.
Age

  The Board will not nominate any person to serve as a director who has attained the age of 70.

  With respect to a director who is or has been an officer of the Company or one of its subsidiaries, the Board will not nominate such person to serve as a director after such person either attains the age of 65 or resigns as an officer.

3.
Significant Change in Occupation or Employment

  Any non-employee director who has a significant change in occupation or retires from his or her principal employment or position will promptly notify the Nominating-Governance Committee of such change. After receiving such a notice, the Nominating-Governance Committee will determine whether it is in the best interests of the Company to nominate such person as a candidate to serve another term as a director of the Company following expiration of the director's current term.

4.
Procedure for Addressing Concern Over a Director's Performance or Potential Conflict of Interest

  If any Board member has reason to believe that a director is no longer qualified to fulfill his or her duties as a director based on performance, attendance or a potential conflict of interest, the concern should be reported to the Chairman of the Nominating-Governance Committee. The Chairman of the Nominating-Governance Committee, in consultation with the Lead Director and the Chairman of the Board, will determine whether, to what extent and in what manner such concerns should be

B-1

  investigated. After such investigation, the Chairman of the Nominating-Governance Committee should report any findings to the members of the Nominating-Governance Committee who are not the director whose performance is in question ("Disinterested Committee Members"). If the Disinterested Committee Members conclude that the director is not fulfilling his or her duties, they will determine what actions should be taken. Such actions may include, without limitation, the Lead Director or another Board member discussing the situation with the director in question, identifying what steps are required to improve performance, or, in an extreme case, requesting that the director resign from the Board.

B-2

APPENDIX C

P E O P L E S    E N E R G Y    C O R P O R A T I O N

CHARTER

OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

                                Effective: December 5, 2003

CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS
OF PEOPLES ENERGY CORPORATION

I.     Purpose

        The Audit Committee shall assist the Board in its oversight of (1) the quality and integrity of the Company's financial statements, accounting, internal controls, and auditing; (2) the Company's compliance with legal and regulatory requirements; (3) the qualifications and independence of the independent auditor responsible for the annual financial audit ("Independent Auditor") and other independent public accountants; (4) the performance of the Company's internal audit function, the Independent Auditor and other independent public accountants; (5) the Company's codes of conduct; and (6) such other matters as the Chairman of the Audit Committee deems appropriate.

        The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

II.    Organization

  A.
  Membership and Term

        The Audit Committee shall comprise three or more directors. Each member of the Committee shall meet the independence and financial literacy requirements of the Sarbanes-Oxley Act of 2002, the New York Stock Exchange and other relevant listing authority. At least one member shall have accounting or related financial management expertise, as defined by the New York Stock Exchange. At least one member shall be a financial expert, as defined by the Securities and Exchange Commission.

        Each member shall be chosen by the Board to serve for a term of three years or such other term as determined by the Board. The Board may chose one or more alternate members to serve in the event that any regular member is unable to act or complete his or her term for any reason. The Board shall have the power at any time to change the membership of the Committee.

        If any member serves on the audit committee of more than three public companies, the Board must determine that such simultaneous service will not impair the ability of the member to serve on this Committee.

  B.
  Chairperson of the Audit Committee

        The Board shall chose the Chairperson of the Committee to serve for a term of three years or such other term as determined by the Board. The Chairperson can convene a meeting of the Committee at his/her discretion. In the absence of the Chairperson, the members of the Committee may chose another member to preside.

  C.
  Delegation of Authority

        The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals of audit services and permitted non-audit services to be performed by the Independent Auditor. Any exercise of such delegated authority must be reported to the full Committee at its next scheduled meeting.

  D.
  Meetings

        The Committee shall meet as often as it determines necessary but at least quarterly.

III.  Responsibilities

        The Audit Committee shall have the following responsibilities:

  A.
  General

  1.
  Meet periodically with management, with the Independent Auditor and with the internal auditors in separate sessions.

  2.
  Review important areas of risk for the focus of audits by the Independent Auditor, other independent public accountants or the internal auditors.

  3.
  Have responsibility for the review of any material deviation from or failure to comply with any Company policy or procedure that comes to the attention of the Committee.

  4.
  Concerning the relationship between the Independent Auditor and the internal auditors, (a) understand their division of responsibilities; (b) review the allocation of their work loads; (c) determine the adequacy of their division of responsibilities and duties; and (d) facilitate full cooperation between them.

  5.
  Review procedures for (a) the receipt, retention and treatment of complaints, questions and other information received by the Company regarding accounting, internal accounting controls or auditing matters, and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

  6.
  Develop and recommend to the Board for approval codes of conduct for directors, officers and employees of the Company; periodically review such codes and recommend any proposed changes to the Board for approval.)

  7.
  Sole authority to retain and terminate outside legal, accounting or other advisors to the Committee, as appropriate, and to approve the advisor's fees and other retention terms.

  8.
  The Committee shall receive appropriate funding, as determined by the Committee, from the Company for the payment of the Independent Auditor, any outside advisors retained by the Committee and ordinary administrative expenses of the Committee that are necessary or appropriate to carry out the Committee's duties.

  9.
  Annually evaluate the Committee's own performance in coordination with the annual performance evaluations conducted by other committees of the Board.

  10.
  Annually review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

  B.
  Independent Auditor and Independent Public Accountants

  1.
  Sole authority to retain, compensate, evaluate and replace the Independent Auditor and pre-approve all audit engagement fees and terms and all permitted non-audit engagements. The Committee shall consult with management but shall not delegate these responsibilities, except that pre-approvals of audit services and non-audit services may be delegated to one or more members of the Committee in accordance with Section II.C of this charter. The Committee shall be directly responsible for the oversight of the work of the Independent Auditor and for the resolution of disagreements between management and the Independent Auditor.

  2.
  Evaluate the qualifications, performance and independence of the Independent Auditor, including a review and evaluation of the lead audit partner, taking into account the opinions of management and the Company's internal auditors.

  3.
  At least annually, receive periodic reports from the Independent Auditor regarding the Independent Auditor's independence consistent with Independence Standards Board Standard No. 1

    (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, discuss such reports with the Independent Auditor, and if so determined by the Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the Independent Auditor.

  4.
  At least annually, obtain and review a report from the Independent Auditor describing (a) the firm's internal quality control procedures, (b) any material issues raised by the most recent quality-control review or peer review of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the Independent Auditor and the Company.

  5.
  Ensure that the lead audit partner of the Independent Auditor and the audit partner responsible for reviewing the audit are rotated as required by law.

  6.
  Review with the Independent Auditor any audit problems or difficulties the Independent Auditor encountered in the course of the audit work, including any restrictions on the scope of the Independent Auditor's activities or on access to requested information and any significant disagreements with management, and management's response, and other matters required to be discussed by generally accepted auditing standards.

  7.
  Review policies for the Company's hiring of employees or former employees of the Independent Auditor.

  8.
  Retain and terminate the independent public accountants who will perform annual audits of Company-sponsored benefit plans and trusts that are required to be audited under the Employee Retirement Income Security Act of 1974, as amended, and to approve such firm's fees and other retention terms and review the reports of such audits.

  9.
  Review financial statements and reports of independent public accountants for non-consolidated joint ventures of the Company.

  C.
  Internal Auditor

  1.
  Ensure that the internal audit function is structured in manner that achieves organizational independence and permits full and unrestricted access to senior management, this Committee and the Board.

  2.
  Ensure full and unrestricted access by internal auditors to records, personnel, and property relevant to the performance of internal audits.

  3.
  Review and concur in the appointment, termination or other change of the internal audit director.

  4.
  Review and approve the internal audit function's annual audit plan, budget and staffing.

  5.
  Assess the work performed by the internal auditors.

  6.
  Review various auditing matters of importance, including matters relating to the Company's codes of conduct.

  7.
  Annually review the business related expenses of all elected officers and certain appointed officers. The Chairperson of the Committee shall annually review and approve the business related expenses of the Chairman of the Board.

  D.
  Independent Auditor and Company Management

  1.
  Review and discuss with management and the Independent Auditor the Company's annual and quarterly financial statements, including disclosures made in Management's Discussion and Analysis of Financial Condition and Results of Operations.

  2.
  Discuss the impact on the financial statements of new pronouncements and prospective changes in the accounting profession.

  3.
  Review major changes to the Company's auditing and accounting principles and practices as suggested by the Independent Auditor, internal auditors or management.

  E.
  Company Management

  1.
  Review disclosures made by the Chief Executive Officer and the Chief Financial Officer in connection with their certification obligations under the Sarbanes-Oxley Act of 2002 and related regulations, the Company's disclosure controls and procedures and its internal controls and procedures for financial reporting.

  2.
  Discuss earnings press releases as well as financial information and earnings guidance provided to analysts and rating agencies.

  3.
  Discuss with management the Company's guidelines and policies relating to risk assessment and risk management, its major financial risk exposures and the steps management has taken to monitor and control such exposures.

  4.
  Review with management any significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

  5.
  Respond to problems or questions raised by Company management, investigating and acting on allegations of illegal acts made by the internal auditing department or the Independent Auditor, and ensuring that Company management takes timely and appropriate remedial actions if advised of illegal acts that could have a material effect on the Company's financial statements.

  6.
  As it deems necessary, review with the Company's General Counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies, and any material reports or inquiries received from regulators or governmental agencies.

  F.
  SEC and Listing Authority Reporting Matters

  1.
  Make recommendations to the Board regarding the audited financial statements to be included in the Company's annual report on Form 10-K for the prior fiscal year for filing with the Securities and Exchange Commission.

  2.
  Prepare and approve the report of the Audit Committee required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

  3.
  Prepare any annual reports or the like required by the New York Stock Exchange or other relevant listing authority regarding the application of such listing authority's or authorities' standards regarding the Audit Committee.

  4.
  Review any reports of the Independent Auditor mandated by Section 10A of the Securities Exchange Act of 1934, as amended, and obtain from the Independent Auditor any information with respect to illegal acts in accordance with Section 10A; notify the Securities and Exchange Commission of the Independent Auditor's conclusion within one business day after receipt of the report, and furnish the Independent Auditor with a copy of such notice.

  G.
  Communication and Reporting to the Board

  1.
  Report regularly to the Board.

  2.
  Provide for a line of communication between the Board and both the Independent Auditor and the internal auditors.

  3.
  Report to the Board on the results of the benefit plan and trust audits.

Effective: December 5, 2003
Superseding: August 6, 2003

APPENDIX D

PEOPLES ENERGY CORPORATION

AUDIT COMMITTEE PRE-APPROVAL POLICY

        I.    STATEMENT OF PRINCIPLES

        The Audit Committee is required to pre-approve the audit and non-audit services performed by the Company's independent auditor in order to assure that the provision of such services does not impair the auditor's independence or violate any applicable laws, rules or regulations. On an annual basis, the Audit Committee will review and pre-approve all services to be provided by the Company's independent auditor. Unless a type of service to be provided by the independent auditor has received such annual pre-approval from the Audit Committee, it will require separate pre-approval by the Audit Committee. Any proposed services exceeding any pre-approved cost levels will require separate pre-approval by the Audit Committee.

        Those services which have received annual pre-approval of the Audit Committee will be deemed approved for a term of 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee may periodically revise the list of pre-approved services based on subsequent determinations.

        II.    DELEGATION

        As set forth in the Charter of the Audit Committee, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee shall not delegate to management its responsibilities to pre-approve services performed by the independent auditor.

        To ensure the prompt handling of unexpected matters, the Audit Committee hereby delegates to its Chairman the authority to amend or modify the list of approved or pre-approved services and fees, provided that such amendment or modification involves fees which are not expected to exceed $100,000.

        III.  AUDIT SERVICES

        The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Company structure or other matters.

        In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant annual pre-approval pursuant to this Policy for other Audit services that are determined by the Audit Committee not to impair the auditor's independence.

        IV.    AUDIT-RELATED SERVICES

        Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements or and that are traditionally performed by the independent auditor. The Audit Committee may grant pre-approval pursuant to this Policy to those permissible Audit-related services that are determined by the Audit Committee not to impair the auditor's independence.

        V.    TAX SERVICES

        The Audit Committee may grant pre-approval pursuant to this Policy to those permissible Tax services that are determined by the Audit Committee not to impair the auditor's independence, such as tax compliance, tax planning and tax advice. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.

        VI.    ALL OTHER SERVICES

        The Audit Committee may grant annual pre-approval pursuant to this Policy to those permissible non-audit services classified as All Other services that it believes would not impair the independence of the auditor, provided that such services are not prohibited.

        A list of the Securities and Exchange Commission's ("SEC") prohibited non-audit services is attached to this Policy as Exhibit 1. The SEC's rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

        VII.    PRE-APPROVAL FEE LEVELS

        Pre-approval fee levels for all services to be provided by the independent auditor will be established periodically by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

        VIII.    SUPPORTING DOCUMENTATION

        With respect to each proposed pre-approved service, the independent auditor will provide detailed back-up documentation, which will be provided to the Audit Committee, regarding the specific services to be provided, so that the Audit Committee may determine whether such service impairs the auditor's independence.

        IX.    PROCEDURES

        Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and either of the Chief Financial Officer or Chief Executive Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

Approved December 4, 2003

Exhibit 1

Prohibited Non-Audit Services

  •
  Bookkeeping or other services related to the accounting records or financial statements of the audit client*

  •
  Financial information systems design and implementation*

  •
  Appraisal or valuation services, fairness opinions or contribution-in-kind reports*

  •
  Actuarial services*

  •
  Internal audit outsourcing services*

  •
  Management functions

  •
  Human resources

  •
  Broker-dealer, investment adviser or investment banking services

  •
  Legal services

  •
  Expert services unrelated to the audit

*
Provision of these non-audit services is permitted if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client's financial statements. Materiality is not an appropriate basis upon which to overcome the rebuttable presumption that prohibited services will be subject to audit procedures because determining materiality is itself a matter of audit judgment.

APPENDIX E
PEOPLES ENERGY CORPORATION
2004 INCENTIVE COMPENSATION PLAN

Part I. Establishment of Plan

        The Peoples Energy Corporation, an Illinois corporation, hereby establishes this 2004 Incentive Compensation Plan ("Plan"), as set forth in this document. The Plan shall consist of two sub-plans: (1) the Long-Term Incentive Compensation Plan ("Long-Term Plan"), and (2) the Short-Term Incentive Compensation Plan ("Short-Term Plan").

1.    Effective Date

        The Plan shall become effective on the date on which it is approved by the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy.

2.    Term of Plan

        Unless terminated sooner by the Board pursuant to Part II, Section 3(g), this Plan shall terminate on the date immediately preceding the tenth anniversary of the Plan's effective date; no Awards or Award Opportunities shall be granted under this Plan after such date.

Part II. Common Provisions and Definitions

        The following provisions shall apply to the entire Plan:

1.    Administration

        (a)    Generally.    Except to the extent that this Plan applies to the chief executive officer of the Company ("CEO"), the Plan shall be administered solely by the Compensation Committee of the Board. The Committee shall be composed of not less than three persons who shall be appointed by the Board who are "non-employee directors" within the meaning of Rule 16b-3, "independent directors" within the meaning of any applicable stock exchange rule, and, to the extent that the Board has resolved to take actions necessary to enable compensation arising with respect to awards under the Plan to constitute performance-based compensation for purposes of Section 162(m) of the Code, "outside directors" within the meaning of Section 162(m) of the Code.

        With respect to the CEO, the Plan shall be administered and awards shall be granted by majority vote of the Committee, subject to ratification by a majority of all members of the Board (including members of the Committee) who are not officers or employees of the Company or a Subsidiary, who are "non-employee directors" within the meaning of Rule 16b-3, "independent directors" within the meaning of any applicable stock exchange rule, and, to the extent that the Board has resolved to take actions necessary to enable compensation arising with respect to awards under the Plan to constitute performance-based compensation for purposes of Section 162(m) of the Code, "outside directors" within the meaning of Section 162(m) of the Code. With respect to the CEO and any awards granted to the CEO hereunder, all references to the "Committee" contained in the Plan shall be deemed and construed to mean the Committee, the decisions of which shall be subject to the ratification of a majority of the directors described in the preceding sentence.

        The Committee shall meet at such times and places and upon such notice as it may determine. A majority of the Committee shall constitute a quorum. Any acts by the Committee may be taken at any meeting at which a quorum is present and shall be by majority vote of those members entitled to vote. Additionally, any acts reduced to writing or approved in writing by all of the members of the Committee shall be valid acts of the Committee.

        (b)    Powers of the Committee.    The Committee shall have all the powers vested in it by the terms of the Plan, such powers to include the authority, in its sole and absolute discretion, to grant awards under the

Plan, prescribe agreements evidencing such awards and establish programs for granting awards. The Committee shall have full power and authority to take all other actions necessary to carry out the purpose and intent of the Plan, including, but not limited to, the authority to:

            (i)  determine the persons who are eligible to receive awards;

           (ii)  determine the eligible persons to whom, and the time or times at which, awards shall be granted;

          (iii)  determine the types of awards to be granted;

          (iv)  determine the number of shares or cash to be covered by each award;

           (v)  impose such terms, limitations, restrictions and conditions upon any such award as the Committee shall deem appropriate; and

          (vi)  to establish objectives and conditions, if any, for earning the grant of an award.

        In selecting the key employees to whom awards shall be granted, as well as determining the number of awards to be granted to key employees, the Committee shall weigh the positions and responsibilities of the individuals being considered, the nature of their services to the Company, their past, present and potential contributions to the success of the Company or its Subsidiaries, and such other factors as the Committee shall deem relevant to accomplish the purposes of the Plan.

        The Committee shall have full power and authority to administer and interpret the Plan and to adopt such rules, regulations, agreements, guidelines and instruments for the administration of the Plan and for the conduct of its business as the Committee deems necessary or advisable and to interpret same, all within the Committee's sole and absolute discretion.

        (c)    Limited Liability.    To the maximum extent permitted by law, no member of the Board or Committee shall be liable for any action taken or decision made in good faith relating to the Plan or any award thereunder.

        (d)    Indemnification.    To the maximum extent permitted by law and the Company's charter or by-laws, the members of the Board and Committee shall be indemnified by the Company in respect of all their activities under the Plan.

        (e)    Effect of Committee's Decision.    All actions taken and decisions and determinations made by the Committee on all matters relating to the Plan pursuant to the powers vested in it hereunder shall be in the Committee's sole and absolute discretion and shall be conclusive, final, and binding on all parties concerned, including the Company, its stockholders, any participants in the Plan and any other employee of the Company, and their respective successors in interest.

2.    Common Definitions

        Under the Plan, when capitalized and except where the context otherwise indicates, the following definitions apply:

        (a)    "Affiliate"    shall mean any entity, whether now or hereafter existing, that controls, is controlled by, or is under common control with, the Company (including, but not limited to, joint ventures, limited liability companies, and partnerships). For this purpose, "control" shall mean ownership of 50% or more of the voting power of the entity.

        (b)    "Board" or "Board of Directors"    shall mean the Board of Directors of Peoples Energy Corporation.

        (c)    "Change in Control"    shall mean:

            (i)  the acquisition by any Person or Persons (as defined herein) acting in concert, of beneficial ownership (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of twenty percent (20%) or more of the outstanding stock of the Company (calculated as provided in paragraph (d) of Rule 13d-3 under the Exchange Act in the case of rights to acquire stock), or

           (ii)  (A) the consummation of any consolidation or merger of the Company, other than a consolidation or merger of the Company in which holders of its stock immediately prior to the consolidation or merger hold proportionately at least fifty-five percent (55%) of the outstanding common stock of the continuing or surviving corporation, or (B) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of the Company ("Transfer Transaction"), except where (1) the Company owns all of the outstanding stock of the transferee entity or (2) the holders of the Company's common stock immediately prior to the Transfer Transaction own proportionately at least fifty-five percent (55%) of the outstanding stock of the transferee entity, immediately after the Transfer Transaction, or (C) any consolidation or merger of the Company where, after the consolidation or merger, one Person owns one hundred percent (100%) of the shares of stock of the Company (except where the holders of the Company's common stock immediately prior to such merger or consolidation own proportionately at least fifty-five percent (55%) of the outstanding stock of such Person immediately after such consolidation or merger); or

          (iii)  a change in the members of the Board within a twenty-four (24) month period such that the individuals who are members of the Board at the beginning of such twenty-four (24) month-period cease to comprise two-thirds (2/3) of the Board members, unless the election or nomination for election by the Company's shareholders of each new director was approved by the vote of at least two-thirds of the directors then still in office who were in office at the beginning of the twenty-four (24) month period.

        (d)    "Code"    shall mean the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

        (e)    "Committee"    shall mean the Compensation Committee of the Board.

        (f)    "Common Stock"    shall mean the common stock, no par value, of the Company.

        (g)    "Disability"    shall mean the inability of an employee to perform substantially all the duties of his or her employment position with the Company or Subsidiary by reason of any medically determinable physical or mental impairment which is expected to be permanent and continues for more than 180 days. The Committee may require such proof of Disability as the Committee in its sole discretion deems appropriate and the Committee's determination as to whether the award recipient is disabled shall be conclusive, final, and binding on all parties concerned.

        (h)    "Exchange Act"    shall mean the Securities Exchange Act of 1934, as amended.

        (i)    "Long-Term Plan"    shall mean the Long-Term Incentive Compensation Plan, a sub-plan of this Plan.

        (j)    "Participant"    shall mean an Employee who is actively participating in the Plan, as determined by the Committee.

        (k)    "Peoples"    shall mean the Peoples Energy Corporation.

        (l)    "Performance Goals"    shall mean, a target or targets of objective performance established by the Committee in its sole discretion. A Performance Goal shall be based on one or more of the following criteria: (i) total shareholder return, (ii) return on invested capital, equity, or assets, (iii) operating profit,

(iv) earnings per share, (v) sales or revenues, (vi) operating expenses, (vii) Common Stock price appreciation; (viii) cash flow; (ix) increase in economic value of a Subsidiary, division, business unit, or asset or group of assets of the Company or any Subsidiary, division, or business unit; (x) pre-tax income or after-tax income, or (xi) reductions in expenses, which reductions may be expressed in terms of absolute numbers and/or as a percentage decrease. Where applicable, the Performance Goals may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, may be a comparison of actual performance during a performance period against budget for such period, and may be applied to one or more of the Company, or Subsidiary, or a division or strategic business unit of the Company, or may be applied to the performance of the Company relative to a market index, a group of other companies or a combination thereof, all as determined by the Committee. The Performance Goals may include a threshold level of performance below which no award will be earned, levels of performance at which specified awards will be earned, and a maximum level of performance at which the maximum level of awards will be earned. Each of the foregoing Performance Goals shall be determined in accordance with generally accepted accounting principles and shall be subject to certification by the Committee; provided that the Committee shall have the authority, to the extent consistent with the "qualified performance-based compensation" exception of Section 162(m) of the Internal Revenue Code and Section 1.162-27(e) of the Income Tax Regulations, to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or any Subsidiary or the financial statements of the Company or any Subsidiary in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles. Once a Performance Goal is established and Performance Shares are granted to key employees with respect to a Performance Cycle, the Committee shall have no discretion to increase the amount of compensation that would otherwise be payable to a recipient upon attainment of the Performance Goal.

        (m)    "Person"    shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) except that such term shall not include: (i) the Company or any of its subsidiaries; (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates; (iii) an underwriter temporarily holding securities pursuant to an offering of such securities; or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

        (n)    "Plan"    shall mean this 2004 Incentive Compensation Plan.

        (o)    "Plan Year"    shall mean the Peoples Energy Corporation's fiscal year.

        (p)    "Rule 16b-3"    shall mean Rule 16b-3 as in effect under the Exchange Act on the effective date of the Long-Term Plan, or any successor provision prescribing conditions necessary to exempt the issuance of securities under the Long-Term Plan (and further transactions in such securities) from Section 16(b) of the Exchange Act.

        (q)    "Short-Term Plan"    shall mean the Short-Term Incentive Compensation Plan, a sub-plan of the Plan.

        (r)    "Subsidiary"    shall mean any corporation more than 50 percent of the total combined voting power of which is owned by the Company or by another corporation qualifying as a Subsidiary within this definition, or by a combination of any of them.

        (s)    "Target Level"    shall mean, with respect to (i) one or more Performance Goals established by the Committee in connection with an award under the Long-Term Plan, or (ii) one or more performance measures established by the Committee in connection with an award under the Short-Term Plan that are not Performance Goals, the level of achievement designated by the Committee as the target level of performance.

3.    Additional General Provisions

        (a)    Governing Law.    The validity, construction and effect of the Plan, of all awards and agreements hereunder, and of any rules, regulations, determinations or decisions made by the Board or Committee relating to the Plan, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with applicable federal laws and the laws of the State of Illinois, without regard to its conflict of laws rules and principles.

        (b)    Gender and Number.    Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular, and the singular shall include the plural.

        (c)    Severability.    In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

        (d)    Costs of the Plan.    All costs of implementing and administering the Plan shall be borne by the Company.

        (e)    Successors.    All obligations of the Company under the Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

        (f)    Withholding Taxes.    The Company shall have the right to deduct from all payments under the Plan any Federal, state, or local taxes required by law to be withheld with respect to such payments.

        (g)    Amendment and Termination.    The Board may, by resolution and without notice, at any time and from time to time, amend, revise, or terminate this Plan in whole or in part, except that no amendment or termination shall be made which would (i) impair the rights of a Participant under an award previously granted without such Participant's consent, or (ii) extend the term of the Plan. Subject to other applicable provisions of the Plan, all awards made or payments due under the Plan prior to its termination shall remain in effect until such awards or payments have been satisfied or terminated in accordance with the Plan and the terms of such awards.

        (h)    Modification of Awards or Award Opportunities.    The Committee may amend or modify any outstanding Award under the Long-Term Plan or Award Opportunity under the Short-Term Plan in any manner to the extent that the Committee would have had the authority to make such Award or Award Opportunity as so modified or amended provided that no amendment or modification of any outstanding Award or Award Opportunity shall impair the rights of an Award recipient without such recipient's consent, and provided further, that in the case of any Award or Award Opportunity that is intended by the Committee to constitute performance-based compensation for purposes of Section 162(m) of the Code with respect to a Participant, the Committee shall have no discretion to modify such Award or Award Opportunity to increase the amount of compensation that would be otherwise payable to the Participant.

        (i)    Non-Guarantee of Employment.    Nothing in the Plan or in any award agreement thereunder shall confer any right on an employee to continue in the employ of the Company or a Subsidiary or shall interfere in any way with the right of the Company or Subsidiary to terminate an employee at any time.

        (j)    Termination of Employment.    For purposes of maintaining a Participant's continuous status as an employee and accrual of rights under any award granted pursuant to the Plan, transfer of an employee among the Company and the Company's Subsidiaries shall not be considered a termination of employment with the employer.

        (k)    Non-Uniform Determinations.    The Committee's determinations under the Plan (including, without limitation, determinations of the persons to receive awards, the form, amount and timing of such awards, the types, terms and provisions of such awards and the agreements evidencing same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan, whether or not such persons are similarly situated.

        (l)    No Limit on Other Compensation Arrangements.    Nothing contained in the Plan shall prevent the Company or any of its Subsidiaries from adopting or continuing in effect other compensation arrangements (whether such arrangements be generally applicable or applicable only in specific cases) as the Committee in its discretion determines desirable, including without limitation the granting of stock-based incentive awards otherwise than under the Plan.

        (m)    No Trust or Fund Created.    Neither the Plan nor any award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a Participant or any other person. To the extent that any Participant or other person acquires a right to receive payments from the Company pursuant to an award, such right shall be no greater than the right of any unsecured general creditor of the Company.

        (n)    Beneficiary Designation.    Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only upon receipt by the Secretary of the Company or a written notice given by the Participant during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

        (o)    Application of the Performance-Based Compensation Exception of Code Section 162(m)    If and to the extent that the Committee intends that an award granted or established with respect to a "covered employee" (as defined in Section 162(m) of the Code) under either the Long-Term Plan or the Short-Term Plan constitute performance-based compensation for purposes of Section 162(m) of the Code, the Plan and the relevant agreement for such Award or Award Opportunity shall be administered and interpreted by the Committee in a manner consistent with such intent.

Part III. Long-Term Incentive Compensation Plan

1.    Purpose and Types of Awards    The purpose of the Long-Term Plan is to attract, retain, and motivate strong management employees by providing additional incentive to key employees of the Company and its Subsidiaries to acquire a proprietary interest in the business of the Company and its Subsidiaries and by encouraging the interest of such persons in the financial success and growth of the Company. The Long-Term Plan contemplates the granting of Restricted Stock, Restricted Stock Units, and Performance Shares, or combinations thereof. A key employee may be granted and may hold one or more Restricted Stock Awards, Restricted Stock Unit Awards, Performance Shares, or any combination thereof under this Long-Term Plan.

2.    Shares Available for the Long-Term Plan

        (a)    Generally.    Subject to the adjustments described below, up to 700,000 Shares of Common Stock may be delivered with respect to Awards granted under the Long-Term Plan, provided, however, that no more than 350,000 shares of Common Stock may be granted for Awards that provide for vesting solely upon continued service.

        (b)    Cancellations, Forfeitures, Etc.    If shares of Common Stock covered by Restricted Stock Awards under the Long-Term Plan are cancelled, forfeited, waived, surrendered, or terminated, or if any Restricted Stock Unit or Performance Share is cancelled, forfeited, waived, surrendered or terminated without the delivery of Common Stock, or if the recipient tenders previously-acquired shares in satisfaction of applicable withholding tax obligations, or if any shares of Common Stock covered by an Award are not delivered to the Award recipient because such shares are withheld to satisfy applicable withholding tax obligations, such shares shall again be available for further grants under the Long-Term Plan.

        (c)    Sources of Common Stock.    The Common Stock to be delivered in payment of an Award under the Long-Term Plan may be available from authorized but unissued shares of Common Stock, treasury stock, or shares of Common Stock purchased on the open market.

        (d)    Individual Limitations.    Subject to adjustment as provided in Part III, Section 3(e), in no event shall any individual be granted, within any one fiscal year of the Company, (i) Awards of Performance Shares and/or Restricted Stock Units, the vesting of which is contingent upon the achievement of one or more Performance Goals, or any combination thereof, covering more than 100,000 shares of Common Stock or (ii) Awards of Restricted Stock and/or Restricted Stock Units, the vesting of which is contingent solely upon continued service, or any combination thereof, in excess of 100,000 shares of Common Stock. As a condition to any Award, each recipient shall agree to continue such recipient's employee status for such period (not less than one year) as shall be provided in the Award.

        (e)    Adjustment of Shares.    In the event that the Committee shall determine that any reclassification, recapitalization, stock split, dividend or other distribution (whether in the form of cash, stock or other property), combination, merger, consolidation, spin-off, share exchange, repurchase or other similar corporate transaction or event affects the Common Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Award recipients under the Long-Term Plan, the maximum number and kind of shares reserved for issuance or with respect to which Awards may be granted under the Long-Term Plan shall be adjusted to reflect such event, and the Committee shall make such adjustments as it deems appropriate and equitable in the number, kind and price of shares covered by outstanding Awards previously granted under the Long-Term Plan, and in any other matters which relate to Awards and which are affected by the changes in the Common Stock referred to above.

3.    Participation

        Participation in the Long-Term Plan shall be open to key employees of the Company and its Subsidiaries, as may be selected by the Committee from time to time. Directors of the Company or its Subsidiaries who are not officers or employees of the Company or its Subsidiaries shall not be eligible to become Award recipients under the Long-Term Plan. Awards may be granted to such eligible persons and for such number of shares of Common Stock as the Committee shall determine, subject to the limitations in Part III, Section 2. A grant of any type of Award made in any one year to an eligible person shall neither guarantee nor preclude a further grant of that or any other type of Award to such person in that year or subsequent years.

4.    Restricted Stock

        The Committee may make grants of Restricted Stock to eligible persons, which grants may be made either alone or in addition to other Awards granted under the Long-Term Plan. Each grant of Restricted Stock under the Long-Term Plan shall be evidenced by an Award Agreement which shall comply with and be subject to the following terms and conditions:

        (a)   Shares of Common Stock covered by an Award Agreement shall not be sold, assigned, transferred or otherwise disposed of, mortgaged, pledged or otherwise encumbered until such shares have become fully vested pursuant to the Long-Term Plan and the applicable Award Agreement.

        (b)   Except as provided in this Part III, Section 4 and unless the Committee provides otherwise in the applicable Award Agreement, the participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Company holding the class or series of Common Stock that is the subject of the Restricted Stock, including, if applicable, the right to vote the shares and the right to receive any cash dividends.

        (c)   Restricted Stock shall be issued in such form as the Committee may deem appropriate, including book-entry registration or issuance of one or more stock certificates. Any stock certificate issued in respect of shares of Restricted Stock shall be registered in the name of such participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

  "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the 2004 Incentive Compensation Plan and an Award Agreement. Copies of such Plan and Award Agreement are on file at the headquarters offices of Peoples Energy Corporation."

The Committee may require that the certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any Award of Restricted Stock, the participant shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such Award.

        (d)   Shares of Common Stock covered by an Award Agreement granted to a recipient shall vest in accordance with the terms of the grant; provided, however, that shares of Common Stock covered by an Award Agreement shall vest with respect to 100% of the shares covered by the Award Agreement upon the termination of the recipient's employment by reason of death, Disability or retirement after attaining age 65 (or such earlier date as established by the Committee). In addition, the Committee may, in its sole discretion, accelerate the vesting of any or all grants of Restricted Stock under the Long-Term Plan.

        (e)   In the event of the termination of employment of the recipient of a grant of Restricted Stock other than by reason of death, Disability, or retirement on or after attaining age 65 (or such earlier date as determined by the Committee), the recipient shall forfeit the shares of Common Stock covered by such grant which are not vested as of the date of termination.

        (f)    Upon the occurrence of a Change in Control, all outstanding Restricted Stock Awards granted under the Long-Term Plan shall immediately become fully vested.

        (g)   Restricted Stock granted under the Long-Term Plan shall be subject to such additional provisions as may be deemed advisable by the Committee.

5.    Restricted Stock Units

        The Committee may make grants of Restricted Stock Units to eligible persons, which grants may be made either alone or in addition to other Awards granted under the Long-Term Plan. Each grant of Restricted Stock Units under the Long-Term Plan shall be evidenced by an Award Agreement which shall comply with and be subject to the following terms and conditions:

        (a)   A Restricted Stock Unit may not be sold, assigned, transferred or otherwise disposed of, mortgaged, pledged or otherwise encumbered; shares of Common Stock covered by a grant of Restricted Stock Units may not be sold, assigned, transferred or otherwise disposed of, or mortgaged, pledged or otherwise encumbered until such shares have been actually delivered to the recipient in settlement of the Restricted Stock Units to which they relate.

        (b)   With respect to any grant of Restricted Stock Units, the recipient of such Restricted Stock Units shall acquire no rights of a shareholder of Common Stock unless and until the recipient becomes the holder of shares of Common Stock delivered to such recipient in settlement of such Restricted Stock Units.

        (c)   Restricted Stock Units covered by an Award Agreement granted to a recipient shall vest in accordance with the terms of the Award Agreement, which vesting may be based (i) solely upon the continued service of the recipient, (ii) upon the achievement of one or more Performance Goals established by the Committee, or (iii) upon a combination of continued service by the recipient and the achievement of one or more Performance Goals established by the Committee. However, Restricted Stock

Units covered by an Award Agreement that provides for vesting based solely on continued service shall also vest with respect to 100% of the Restricted Stock Units covered by the Award Agreement upon the termination of the recipient's employment by reason of death, Disability or retirement after attaining age 65 (or such earlier date as established by the Committee). Further, Restricted Stock Units covered by an Award Agreement that provides for vesting based solely or in part upon the achievement of one or more Performance Goals (i) shall also vest with respect to 100% of the Restricted Stock Units covered by the Award Agreement upon the termination of the recipient's employment by reason of death or Disability, and (ii) shall vest upon termination of the recipient's employment by reason of retirement on or after attaining age 65 (or such earlier date as established by the Committee) as provided in the Award Agreement. In addition, the Committee may also, in its sole discretion, accelerate the vesting of any or all grants of Restricted Stock Units under the Long-Term Plan if vesting is based solely on continued service.

        (d)   In the event of a Restricted Stock Units recipient's termination of employment other than by reason of death, Disability, or retirement on or after attaining age 65 (or such earlier date as determined by the Committee), the recipient shall forfeit any Restricted Stock Units that are not vested as of the date of termination.

        (e)   Upon the occurrence of a Change in Control, all outstanding Awards of Restricted Stock Units granted under the Long-Term Plan shall immediately become fully vested.

        (f)    The Committee may provide that a Restricted Stock Units recipient shall be entitled to receive an amount per Restricted Stock Unit equal in value to the cash dividend, if any, paid per share of Common Stock on issued and outstanding shares, as of the dividend payment dates occurring during the period between the date on which the Restricted Stock Units are granted to the recipient and the date on which such Restricted Stock Units are settled by the delivery of Common Stock (or are cancelled, forfeited, waived, surrendered or terminated without the delivery of Common Stock). Such paid amounts (herein called "dividend equivalents") may, in the discretion of the Committee, be (i) paid in cash, (ii) credited to the recipient as additional Restricted Stock Units, or (iii) any combination of cash and additional Restricted Stock Units. If dividend equivalents are credited to the recipient as additional Restricted Stock Units, the number of additional Restricted Stock Units that shall be credited to a recipient with respect to any dividend on Common Stock shall not exceed the amount that is the result of multiplying the number of Restricted Stock Units credited to the recipient on the dividend record date by the dividend paid on each share of Common Stock, and then dividing this amount by the price per share of Common Stock on the dividend payment date. For this purpose, the price per share of Common Stock shall be the average of the daily high and low sales prices quoted on the New York Stock Exchange composite tape for that date. In the event no trading is reported for the dividend payment date, the price per share of Common Stock shall be the average of the high and low sales prices of Common Stock for the most recent prior date for which trading for Common Stock was reported on the NYSE composite tape. A Restricted Stock Unit credited to a recipient as a dividend equivalent shall vest at the same time as the Restricted Stock Unit to which it relates. Any credit of dividend equivalents as additional Restricted Stock Units shall be subject to the share limitations of Part III, Section 2(a).

        (g)   Restricted Stock Unit Awards shall be settled by the delivery to the recipient of the number of shares of Common Stock equal to the number of the recipient's Restricted Stock Units that are vested as of the date of the recipient's termination of employment, such delivery to occur as soon as practicable following such termination of employment or such later date as may be specified by the Committee. However, the Committee may in its discretion provide for the voluntary deferral by recipients of the delivery of all or a portion of the Common Stock shares otherwise deliverable in settlement of one or more Restricted Stock Units at termination of employment. Such delivery deferrals shall be under such terms and conditions as the Committee shall prescribe.

        (h)   Awards of Restricted Stock Units granted under the Long-Term Plan shall be subject to such additional provisions as may be deemed advisable by the Committee.

6.    Performance Shares

        The Committee may make grants of Performance Shares to eligible persons, which grants may be made either alone or in addition to other Awards granted under the Long-Term Plan. Each grant of Performance Shares under the Long-Term Plan shall be evidenced by an Award Agreement, which shall comply with and be subject to the following terms and conditions:

        (a)   For each grant of Performance Shares, the Committee shall establish a Performance Cycle and Performance Goals. The attainment of the Performance Goals determined as of the last day of the Performance Cycle shall be a condition to the settlement for Common Stock of the Performance Shares so granted.

        (b)   Upon the expiration of the Performance Cycle, the Committee shall determine and certify the extent to which the Performance Goals have been achieved and shall determine the number of Performance Shares granted to a recipient that shall have been earned, and the Committee shall then cause to be delivered to the recipient the number of shares of Common Stock equal to the number of Performance Shares determined by the Committee to have been earned as soon as practicable thereafter or such later date as may be specified by the Committee.

        (c)   With respect to any grant of Performance Shares, the recipient of such Performance Shares shall acquire no rights of a shareholder of Common Stock unless and until the recipient becomes the holder of shares of Common Stock delivered to such recipient in settlement of such Performance Shares.

        (d)   Upon a Performance Shares recipient's termination of employment by reason of death or Disability prior to the end of the relevant Performance Cycle, the Performance Goals for the recipient's Performance Shares shall be deemed to have been achieved at Target Levels, all other terms and conditions related thereto shall be deemed to have been satisfied, and the recipient (or the recipient's beneficiary, estate, or personal representative in the case of a deceased recipient) shall be entitled to a pro rata distribution of shares of Common Stock in settlement of the recipient's outstanding Performance Shares. The pro rata distribution of shares of Common Stock to such recipient shall be determined by multiplying the number of shares of Common Stock that would be deliverable to the recipient in settlement of the recipient's Performance Shares at Target Level achievement by a fraction, the numerator of which is equal to the number of full calendar months of the Performance Cycle that the recipient was employed by the Company or a Subsidiary, and the denominator of which is the number of months in the Performance Cycle.

        (e)   Upon a Performance Shares recipient's termination of employment by reason of retirement on or after attaining age 65 (or such earlier date as determined by the Committee) prior to the end of the relevant Performance Cycle, the recipient (or the recipient's beneficiary, estate, or personal representative in the case of a deceased recipient) shall be entitled to a pro rata distribution of shares of Common Stock in settlement of the recipient's outstanding Performance Shares. The pro rata distribution of shares of Common Stock to such recipient shall be determined by multiplying the number of shares of Common Stock that would have been deliverable to the recipient in settlement of the recipient's Performance Shares had the recipient remained a key employee through the last day of the Performance Cycle by a fraction, the numerator of which is equal to the number of full calendar months of the Performance Cycle that the recipient was employed by the Company or a Subsidiary, and the denominator of which is the number of months in the Performance Cycle. A distribution payable to a recipient by reason of this subparagraph shall be paid at the same time as distributions are payable to the recipients who remained employed through the last day of such Performance Cycle.

        (f)    In the event of the termination of employment of a recipient of Performance Shares other than by reason of death, Disability or retirement after attaining age 65 (or such earlier date as determined by the Committee) on or before the last day of the relevant Performance Cycle, the recipient will forfeit the Performance Shares granted with respect to such Performance Cycle.

        (g)   Upon the occurrence of a Change of Control, the Performance Goals of all then outstanding Performance Shares granted under the Long-Term Plan shall be deemed to have been achieved at Target Levels, all other terms and conditions related thereto shall be deemed to have been satisfied, and a recipient shall be entitled to a pro rata distribution of shares of Common Stock in settlement of the recipient's outstanding Performance Shares. The pro rata distribution of shares of Common Stock to a recipient shall be determined by multiplying the number of shares of Common Stock that would be deliverable to the recipient in settlement of the recipient's Performance Shares, at Target Level achievement, by a fraction, the numerator of which is equal to the number of full calendar months of the Performance Cycle that have elapsed on or before the date on which the Change of Control occurs and during which the recipient was a key employee, and the denominator of which is the number of months in the Performance Cycle. The Performance Shares of a recipient for which no delivery of common stock has been made shall be forfeited.

        (h)   A Performance Share may not be sold, assigned, transferred or otherwise disposed of, or mortgaged, pledged or otherwise encumbered; shares of Common Stock covered by a grant of Performance Shares may not be sold, assigned, transferred or otherwise disposed of, or mortgaged, pledged or otherwise encumbered until such shares have been actually delivered to the recipient in settlement of the Performance Shares to which they relate.

        (i)    Performance Shares granted under this Long-Term Plan shall be subject to such additional provisions as may be deemed advisable by the Committee.

7.    Additional Long-Term Plan Provisions for the Withholding of Taxes

        The Company may require, as a condition to the delivery of certificates for shares issued or payments of cash to an Award recipient pursuant to the Long-Term Plan or an Award Agreement (hereinafter collectively referred to as a "taxable event"), that the recipient pay to the Company in cash any federal, state or local taxes of any kind required by law to be withheld with respect to any taxable event under the Long-Term Plan. The Company, to the extent permitted or required by law, shall have the right to deduct from any payment of any kind (including salary or bonus) otherwise due to an Award recipient any federal, state or local taxes of any kind required by law to be withheld with respect to any taxable event under the Long-Term Plan, or to retain or sell without notice a sufficient number of the shares to be issued to such recipient to cover any such taxes. Unless the Committee specifies otherwise in an Award Agreement, a recipient may elect to pay all or a portion of the withholding tax obligation for an Award by delivering shares of Common Stock to the Company or by having shares of Common Stock withheld by the Company. If shares of Common Stock are to be withheld by the Company from shares of Common Stock otherwise to be issued in satisfaction or settlement of any Award, for purposes of satisfying withholding tax obligations, the number of shares to be so withheld shall be calculated using the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the taxable event then applicable to such Award. If shares of Common Stock are to be delivered by the recipient in satisfaction or settlement of any Award, for purposes of satisfying withholding tax obligations, the number of shares so withheld shall be calculated using the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the taxable event then applicable to such Award. Under procedures satisfactory to the Committee, in lieu of an actual delivery of shares of Common Stock, a recipient may satisfy any delivery requirement by presenting proof of beneficial ownership satisfactory to the Committee, in which case the Company shall withhold from the shares to be delivered in settlement of the Award such number of shares of Common Stock as shall be appropriate.

8.    Long-Term Plan Definitions

        Under the Long-Term Plan, when capitalized and except where the context otherwise indicates, the following definitions apply:

        (a)    "Award"    shall mean any Restricted Stock, Restricted Stock Units or Performance Share granted under the Long-Term Plan.

        (b)    "Award Agreement"    shall mean a written agreement between the Company and an Award recipient memorializing the terms and conditions of an Award granted pursuant to the Long-Term Plan.

        (c)    "Performance Cycle"    shall mean the period of one year or longer established by the Committee in connection with the grant of Performance Shares.

        (d)    "Performance Share"    shall mean a contingent right to receive a share of Common Stock in the future pursuant to the terms of a grant made under Part III, Section 6 and the relevant Award Agreement.

        (e)    "Performance Share Award"    shall mean a grant or one or more Performance Shares pursuant to the terms of Part III, Section 6 and the relevant Award Agreement.

        (f)    "Restricted Stock"    shall mean a share of Common Stock which is granted pursuant to, and subject to the terms of Part III, Section 4 and is subject to such additional terms and restrictions as set forth in the relevant Award Agreement.

        (g)    "Restricted Stock Award"    shall mean a grant of one or more shares of Restricted Stock pursuant to the terms of Part III, Section 4 and the relevant Award Agreement.

        (h)    "Restricted Stock Unit"    shall mean a contingent right to receive a share of Common Stock in the future pursuant to the terms of a grant made under Part III, Section 5 and the relevant Award Agreement.

        (i)    "Restricted Stock Unit Award"    shall mean a grant or one or more Restricted Stock Units pursuant to the terms of Part III, Section 5 and the relevant Award Agreement.

9.    Additional Provisions

        (a)    Incorporation of Long-Term Plan's Terms in Award Agreement.    Each Award Agreement entered into between the Company and an Award recipient with respect to an Award granted under the Long-Term Plan shall be deemed to have incorporated the terms of this Long-Term Plan and shall contain such provisions, consistent with the provisions of the Long-Term Plan, as may be established by the Committee.

        (b)    Listing and Registration.    If the Company determines that the listing, registration or qualification upon any securities exchange or upon any quotation system or under any law, of shares subject to any Award is necessary or desirable as a condition of, or in connection with, the granting of same or the issue or purchase of shares thereunder, no such Award may be delivered by the Company in whole or in part, unless such listing, registration or qualification is effected free of any conditions not acceptable to the Company.

        (c)    Compliance with Securities Law.    Common Stock shall not be issued with respect to an Award granted under the Long-Term Plan unless the issuance and delivery of share certificates for such Common Stock pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, the Exchange Act the rules and regulations promulgated thereunder, and the requirements of any national securities exchange or quotation system upon which the Common Stock may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance to the extent such approval is sought by the Committee. All certificates for Common Stock delivered under the Long-Term Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Long-Term Plan or the rules, regulations, and other requirements of the Securities and Exchange

Commission, any stock exchange or quotation system upon which such securities are then listed or quoted, and any applicable Federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

Part IV. Short-Term Incentive Compensation Plan

1.    Purposes

        1.1   The Short-Term Plan permits the awarding of annual cash bonuses to Employees of the Company, based on levels of achievement under pre-established performance measures for the following purposes:

          (a)   To provide to Participants meaningful incentives that will benefit shareholders and customers through improvement in performance in areas of strategic concern to the Company;

          (b)   To provide competitive levels of compensation to enable the Company to attract and retain people who are able to make a significant contribution to the Company's success; and

          (c)   To encourage teamwork and cooperation in the achievement of Company goals.

2.    Definitions

        Under the Short-Term Plan, when capitalized and except where the context otherwise indicates, the following definitions apply:

        (a)    "Award Opportunity"    shall mean the various levels of incentive award payouts which a Participant may earn under the Short-Term Plan, as established by the Committee pursuant to Part IV, Section 4.2 herein.

        (b)    "Cause"    shall mean the occurrence of any one or more of the following:

            (i)  The willful and continued failure by a Participant to perform substantially his or her duties (other than any such failure resulting from the Participant's disability), after a written demand for substantial performance is delivered to the Participant that specifically identifies the manner in which the Company believes that the Participant has not substantially performed his or her duties, and the Participant has failed to remedy the situation within ten (10) business days after receiving such notice;

           (ii)  The Participant's conviction for committing a felony; or

          (iii)  The willful engaging by the Participant in gross misconduct materially and demonstrably injurious to the Company. However, no act, or failure to act, on the Participant's part shall be considered "willful" unless done, or omitted to be done, by the Participant not in good faith and without reasonable belief that his or her action or omission was in the best interest of the Company.

        (c)    "Computed Award Amount"    shall mean the amount of an award to a Participant, computed at the end of the Plan Year on the basis of levels of achievement under the preestablished corporate, divisional and/or individual measures.

        (d)    "Employee"    shall mean a full-time, salaried employee of the Company who occupies a position in an officer salary grade.

        (e)    "Final Award"    shall mean the actual award earned during a Plan Year by a Participant, as determined by the Committee following the close of the Plan Year.

3.    Eligibility and Participation

        3.1    Eligibility.    All Employees (as defined in Part IV, Section 2 herein) who are actively employed by the Company prior to April 1 of any Plan Year shall be eligible to participate in the Short-Term Plan for such Plan Year.

        3.2    Participation.    Participation in the Short-Term Plan shall be determined annually by the Committee based upon the criteria set forth in Part IV, Section 3.1 herein. Employees who are to be Participants in the Short-Term Plan for a Plan Year shall be so notified in writing, and shall be apprised of the performance measures and related award opportunities for the Plan Year, at the beginning of the Plan Year or as soon as is practicable.

        3.3    Partial Plan Year Participation.    In the event that an Employee becomes eligible to participate in the Short-Term Plan subsequent to the commencement of a Plan Year, but prior to April 1 of such Plan Year, then such Employee's Final Award shall be prorated based upon the number of full weeks of employment with the Company during such Plan Year.

        3.4    No Right to Participate.    No Participant or other Employee shall at any time have a right to be selected for participation in the Short-Term Plan for any Plan Year, despite having previously participated in the Short-Term Plan.

4.    Award Determination

        4.1    Performance Measures.    Prior to the beginning of each Plan Year, or as soon as practicable thereafter, the Committee shall establish performance measures for that Plan Year. The performance measures may be based on any combination of corporate, divisional, and/or individual measures which must be established no later than 90 days following the commencement of the relevant fiscal year. The Committee also may establish one or more Company-wide performance measures which must be achieved for any Participant to receive an award for that Plan Year. The performance measures for any Final Awards that are intended by the Committee to qualify as performance-based compensation for purposes of Section 162(m) of the Code shall be one or more Performance Goals. After the performance measures are established, the Committee will align the achievement of performance levels with the Award Opportunities (as described in Part IV Section 4.2 herein), such that the levels of achievement under the pre-established performance measures at the end of the Plan Year will determine the Final Award amounts, subject to the Committee's exercising discretion (as described in Part IV, Section 4.4) in the determination and certification of Final Awards for all Participants. The CEO shall have the responsibility for the designation and evaluation of divisional and/or individual performance measures, subject to the Committee's determination of Final Award amounts.

        4.2    Award Opportunities.    Prior to the beginning of each Plan Year, or as soon as practicable thereafter, the Committee shall establish an Award Opportunity for each Participant, The established Award Opportunities for a Plan Year may vary in relation to the job classifications of Participants. In the event a Participant changes job levels during a Plan Year, the Participant's Award Opportunity may be adjusted to reflect the amount of time at each job level during the Plan Year.

        4.3    Adjustment of Performance Measures.    The Committee shall have the right to adjust the performance measures, including Company-wide performance measures, and the Award Opportunities (either up or down) during a Plan Year if it determines that external changes or other unanticipated business conditions have materially affected the appropriateness of the measures or have unduly influenced the Company's or the Participant's ability to meet levels of achievement under the measures. Further, in the event of a Plan Year of less than twelve (12) months, the Committee shall have the right to adjust the performance measures and the Award Opportunities accordingly, at its discretion.

        4.4    Final Award Determinations.    At the end of each Plan Year, a Final Award shall be computed by the Committee for Participants. Unless otherwise specified by the Committee, the Final Award for a Participant may vary above or below the Computed Award Amount at the sole discretion of the Committee. The Final Award for the Chief Executive Officer may be reduced by the Committee in its sole discretion below the Computed Award Amount, and may be increased by the Committee in its sole discretion above the Computed Award Amount unless prohibited under the terms of the relevant Award Opportunity guidelines.

        4.5    Award Cap.    The Committee may establish guidelines governing the maximum Final Awards that may be earned by Participants (either in the aggregate, by Employee class, or among individual Participants) in each Plan Year. The guidelines may be expressed as a percentage of corporate-wide goals or financial measures, or such other measures as the Committee shall from time to time determine. In addition, for any Plan Year, no Final Award paid with respect to such Plan Year may exceed 200% of the Participant's base annual salary, determined as of the beginning of such Plan Year.

5.    Payment of Final Awards

        5.1    Form and Timing of Payment.    Except as set forth in Part IV, Section 5.2 herein, each Final Award payment shall be paid in cash, in one lump sum, within eighty-five (85) calendar days after the end of each Plan Year.

        5.2    Deferral.    The Committee may in its discretion provide for the voluntary deferral by Participants of any payment or portion thereof of a Final Award. In the event the Committee provides for deferral, it shall also provide for accrual and payment of interest on amounts so deferred.

6.    Termination of Employment

        6.1    Termination of Employment Due to Death or Retirement.    In the event a Participant's employment is terminated by reason of death or retirement, the Final Award determined in accordance with Part IV, Section 4.4 herein, shall be reduced to reflect only participation prior to termination. Such reduced Final Award shall be determined by multiplying said Final Award by a fraction; the numerator of which is the number of full weeks of employment in the Plan Year through the date of employment termination, and the denominator of which is fifty-two (52).

        The Final Award thus determined shall be paid within eighty-five (85) calendar days following the end of the Plan Year in which employment termination occurred.

        6.2    Termination of Employment Due to Disability.    In the event a Participant's employment is terminated by reason of Disability, the Committee, in its sole discretion, may either: (A) pay the Final Award determined in accordance with Part IV Section 4.4 herein without reduction or (B) pay a reduced amount of the Final Award, computed as determined by the Committee.

        6.3    Termination of Employment for Other Reasons.    In the event the employment of a Participant is terminated for any reason other than death, Disability, or retirement after attaining age 65 (or such earlier date as established by the Committee), all of the Participant's rights to a Final Award for the Plan Year then in progress shall be forfeited. However, except in the event of an employment termination for Cause, the Committee, in its sole discretion, may pay a prorated award for the portion of that Plan Year that the Participant was employed by the Company, computed as determined by the Committee.

7.    Non-Transferability; Effect on Other Benefits

        7.1    Non-transferability.    No right or interest of any Participant in the Short-Term Plan shall be assignable or transferable, or subject to any lien, directly, by operation of law, or otherwise, including, but not limited to, execution, levy, garnishment, attachment, pledge, and bankruptcy.

        7.2    Effect of Award on Employee Benefits.    Except as is expressly set forth in any employee benefit plan of the Company, payment of an award to a Participant under the Short-Term Plan is special additional compensation and shall not have any effect upon any of the Participant's employee benefits.

8.    Change in Control

        If a Change in Control occurs during a Plan Year for which Award Opportunities have been established, each Participant shall be entitled to payment of a prorated Computed Award Amount for such Plan Year. A Participant's prorated Computed Award Amount shall be determined by multiplying the Participant's Computed Award Amount determined at Target Levels by a fraction, the numerator of which is the number of full weeks in the Plan Year that have elapsed on or before the date on which the Change of Control occurs and during which the Participant was an Employee, and the denominator of which is fifty-two (52). Such amount shall be paid in cash to each Participant within eighty-five (85) calendar days after the date on which the Change in Control occurs.

PEOPLES ENERGY CORPORATION

ANNUAL MEETING OF SHAREHOLDERS—FEBRUARY 27, 2004

The undersigned hereby appoints Homer J. Livingston, Jr., Arthur R. Velasquez and Thomas M. Patrick, and each of them, with power of substitution in each, as proxies, with the powers the undersigned would possess if personally present, to vote all of the undersigned's shares of stock in the company at the Annual Meeting of Shareholders of the company to be held at Harris Trust and Savings Bank, 115 South LaSalle Street, Chicago, Illinois, on February 27, 2004, at 11:00 a.m., and at any adjournment thereof, upon all matters that may properly come before the meeting, including the matters described in the company's Notice of Annual Meeting of Shareholders and Proxy Statement dated January 6, 2004, subject to any directions indicated on the reverse side of this card. If any of the nominees should be unable to serve or for good cause will not serve, which is not anticipated, management reserves discretionary authority to vote for a substitute.

This Proxy is Solicited on Behalf of the Board of Directors of the Company.

IMPORTANT—To be signed and dated on the reverse side.

PEOPLES ENERGY CORPORATION
PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. ☒

Use this number to vote by phone or internet.
1.	Election of Directors: 01-J.R. Boris, 02-W.J. Brodsky, 03-P. Cafferty, 04-J.W. Higgins, 05-D.C. Jain, 06-M.E. Lavin, 07-H.J. Livingston, Jr., 08-T.M. Patrick, 09-R.P. Toft and 10-A.R. Velasquez.	For All ☐	Withhold All ☐	For All Except ☐	2.	Approval of the 2004 Incentive Compensation Plan.	For ☐	Against ☐	Abstain ☐
	(Except Nominee(s) written above)				The Board of Directors recommends a vote FOR Item 2.
The Board of Directors recommends a vote FOR Item 1.
To vote cumulatively, you should line through the names of the nominees from whom votes are withheld and write "cumulate" or "vote all shares to other nominees" on the proxy card.					THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR APPROVAL OF THE 2004 INCENTIVE COMPENSATION PLAN.
					Dated: __________________________, 2004 Signature(s)_____________________________________________ _______________________________________________________
NOTE: Please sign exactly as your name(s) appears. For joint accounts, each owner should sign. When signing as executor, administrator, attorney, trustee or guardian, etc., please give your full title.

PEOPLES ENERGY CORPORATION
PROXY VOTING INSTRUCTION CARD

Your vote is important. Casting your vote in one of the three ways described on this instruction card votes all shares of Common Stock of Peoples Energy Corporation that you are entitled to vote. If you wish to vote cumulatively, you must vote by proxy card rather than by phone or internet.

After considering the issues discussed in the proxy statement, please cast your vote in one of the following manners:

  •
  Through the internet, access the World Wide Web site http://www.eproxyvote.com/PGL and follow the instructions.

  •
  Using a touch-tone telephone to vote by phone toll free from the U.S. or Canada. Simply dial 1-866-207-3912 and follow the instructions. When you are finished voting, your vote will be confirmed, and the call will end.

  •
  Completing, dating, signing, detaching and promptly mailing the above proxy card in the postage-paid envelope included with the proxy statement.

You can vote by phone or via the internet any time prior to 11:59 p.m. Central Time, February 26, 2004. You will need the number printed in the box at the top of this proxy card to vote by phone or via the internet. If you do so, you do not need to mail in your proxy card.

A D M I S S I O N	Peoples Energy Corporation

Annual Meeting of Shareholders
Friday, February 27, 2004
11:00 a.m. Central Time
Harris Trust and Savings Bank
8th Floor Auditorium
115 South LaSalle Street
Chicago, Illinois	T I C K E T

ENTER AT THE SOUTHEAST CORNER OF MONROE AND LASALLE STREETS

6767—Peoples Energy Corporation

TO: CITIBANK, F.S.B., TRUSTEE OF THE
PEOPLES ENERGY CORPORATION
EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST

With respect to whole shares of Peoples Energy Corporation common stock held by the Trustee and attributable to my account to which I am entitled under the terms of the Plan to give this direction, you are directed to sign and forward a proxy in the form being solicited on behalf of the Board of Directors to vote at the Annual Meeting of Shareholders on February 27, 2004, and at any adjournment thereof, upon all matters that may properly come before the meeting, including the matters described in the Company's Notice of Annual Meeting of Shareholders and Proxy Statement dated January 6, 2004, subject to any directions indicated on the reverse side.

This card is being solicited on behalf of the Company's Board of Directors. If no direction is given, the shares will be voted FOR Item 1 and FOR Item 2.

***NOTICE TO PARTICIPANTS IN THE PEOPLES ENERGY CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN***

Pursuant to Section 7.08 of the Plan you have the right to direct the Trustee how to vote whole shares of Peoples Energy Corporation common stock held by the Trustee and attributable to your account as of December 31, 2003, at the Annual Meeting of Shareholders to be held on February 27, 2004, and at any adjournment thereof. You are encouraged to specify your choices by marking appropriately on the reverse side, but you need not mark a choice if you wish your shares to be voted in accordance with the Board of Directors recommendations. In either case, please be sure to sign on the reverse side. If this card is not returned, the Trustee will vote your shares in the same proportion that shares were voted by participants who returned their cards. For your information, a copy of the Notice of Annual Meeting and Proxy Statement is enclosed.

LASALLE BANK

IMPORTANT—TO BE SIGNED AND DATED ON THE REVERSE SIDE.

PEOPLES ENERGY CORPORATION
PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. ☒

__________________________________________________
Use this number to vote by phone or internet.

1.	Election of Directors: 01-J.R. Boris, 02-W.J. Brodsky, 03-P. Cafferty, 04-J.W. Higgins, 05-D.C. Jain, 06-M.E. Lavin, 07-H.J. Livingston, Jr., 08-T.M. Patrick, 09-R.P. Toft and 10-A.R. Velasquez.	For All ☐	Withhold All ☐	For All Except ☐	2.	Approval of the 2004 Incentive Compensation Plan.	For ☐	Against ☐	Abstain ☐
	(Except Nominee(s) written above)				The Board of Directors recommends a vote FOR Item 2.
The Board of Directors recommends a vote FOR Item 1.
To vote cumulatively, you should line through the names of the nominees from whom votes are withheld and write "cumulate" or "vote all shares to other nominees" on the proxy card.					THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR APPROVAL OF THE 2004 INCENTIVE COMPENSATION PLAN.
					Dated: __________________________, 2004 Signature(s)_____________________________________________ _______________________________________________________
NOTE: Please sign exactly as your name(s) appears. For joint accounts, each owner should sign. When signing as executor, administrator, attorney, trustee or guardian, etc., please give your full title.

PEOPLES ENERGY CORPORATION
PROXY VOTING INSTRUCTION CARD

Your vote is important. Casting your vote in one of the three ways described on this instruction card votes all shares of Common Stock of Peoples Energy Corporation that you are entitled to vote. If you wish to vote cumulatively, you must vote by proxy card rather than by phone or internet.

After considering the issues discussed in the proxy statement, please cast your vote in one of the following manners:

      Through the internet, access the World Wide Web site http://www.eproxyvote.com/PGL and follow the instructions.

      Using a touch-tone telephone to vote by phone toll free from the U.S. or Canada. Simply dial 1-866-207-3912 and follow the instructions. When you are finished voting, your vote will be confirmed, and the call will end.

      Completing, dating, signing, detaching and promptly mailing the above proxy card in the postage-paid envelope included with the proxy statement.

You can vote by phone or via the internet any time prior to 11:59 p.m. Central Time, February 26, 2004. You will need the number printed in the box at the top of this proxy card to vote by phone or via the internet. If you do so, you do not need to mail in your proxy card.

A D M I S S I O N
Peoples Energy Corporation
Annual Meeting of Shareholders
Friday, February 27, 2004
11:00 a.m. Central Time
Harris Trust and Savings Bank
8th Floor Auditorium
115 South LaSalle Street
	Chicago, Illinois	T I C K E T

ENTER AT THE SOUTHEAST CORNER OF MONROE AND LASALLE STREETS

6768—Peoples Energy Corp. ESOP

QuickLinks

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS February 27, 2004
PROXY STATEMENT
  ITEM 1. ELECTION OF DIRECTORS
Share Ownership of Directors and Executive Officers
Certain Relationships and Related Transactions
Executive Compensation
LONG-TERM INCENTIVE PLANS-AWARDS IN LAST FISCAL YEAR
PENSION PLAN TABLE
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
  ITEM 2. APPROVAL OF THE 2004 INCENTIVE COMPENSATION PLAN
VOTE REQUIRED FOR APPROVAL
Section 16(a) Beneficial Ownership Reporting Compliance
Shareholder Proposals
APPENDIX A PEOPLES ENERGY CORPORATION CATEGORICAL STANDARDS FOR DIRECTOR INDEPENDENCE
APPENDIX D PEOPLES ENERGY CORPORATION AUDIT COMMITTEE PRE-APPROVAL POLICY
Exhibit 1
APPENDIX E PEOPLES ENERGY CORPORATION 2004 INCENTIVE COMPENSATION PLAN